PROSPECTUS

EMERGING MARKETS GROWTH FUND, INC.
Common Stock

 Emerging Markets Growth Fund, Inc. (the "Fund") was established in March, 1986 in the United States under the laws of the State of Maryland. The Fund is a diversified, closed-end management investment company. The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. Investment in developing country securities involves certain risks and other considerations which are not normally involved in investment in securities of U.S. companies. See "Investment Objective and Policies" and "RISK FACTORS AND OTHER CONSIDERATIONS." The address of the Fund is 11100 Santa Monica Boulevard, Los Angeles, California USA 90025. Telephone: (310) 996-6000.

 The Fund's investment adviser is Capital International, Inc. (the "Manager").

The Fund is offering an additional 10,000,000 shares of its common stock, par value $.01 per share (the "Shares"), pursuant to this Prospectus (the "Offering"). The Shares will be offered by the Fund on a continuous basis until all Shares have been sold; provided, however, the Fund will not sell Shares unless the Fund is sufficiently invested in developing country securities as determined by the Board. Currently, the Fund's management has been directed by the Board not to sell any shares in any month following a month-end on which the Fund is not at least approximately 90% invested in developing country securities, as described in the Prospectus. There has been no public trading market for the Shares and none is expected to develop. Accordingly, the Shares should not be considered readily marketable. In addition, the Fund imposes certain limitations and restrictions on the transfer of Shares. See "Restrictions on Transfer."

 This Prospectus sets forth concisely the information an investor should know before investing and should be retained for future reference. Additional information about the Fund has been filed with the U.S. Securities and Exchange Commission ("SEC") and is available from the Fund upon written or oral request and without charge.

These securities have not been approved or disapproved by the securities and exchange commission nor has the commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.
any representation to the contrary is a criminal offense.

                 Price to        Sales           Proceeds to
                 Public/1/       Load/1/         The Fund/3/

Per Share        $39.52          $ N/A           $39.52

Total /2/        $39.52          $ N/A           $813,841,999




/1/ The Shares are offered on a best efforts basis by the officers and directors of the Fund. No commission or remuneration will be paid to such persons in connection with the sale of Shares. The Shares being sold include 10,000,000 Shares currently being registered and 10,593,168 Shares previously registered by the Fund that remained unsold as of December 18, 1998. The price to public is equal to the net asset value, next determined after the order to purchase Shares has been received by the Fund. As of December 18, 1998, the net asset value and price per Share was $39.52.

/2/ Assuming all Shares currently registered are sold pursuant to continuous offering.

/3/ Before deducting expenses of the offering borne by the Fund estimated to be $122,584.

The date of this Prospectus is January 26, 1999.


                       T A B L E   O F   C O N T E N T S


  Item     Page No.

SUMMARY OF FUND EXPENSES                        3

PROSPECTUS SUMMARY                              4

FINANCIAL HIGHLIGHTS                            8

THE FUND                                        9

USE OF PROCEEDS                                  10

RISK FACTORS AND OTHER CONSIDERATIONS           10

INVESTMENT OBJECTIVE AND POLICIES               13

MANAGEMENT                                      23

COMMON STOCK                                    30

PROPOSED CONVERSION TO OPEN-END INTERVAL STATUS   31

PRINCIPAL SHAREHOLDERS                          32

THE OFFERING                                    32

SHARES ELIGIBLE FOR FUTURE SALE                 34

VALUATION                                       34

DIVIDENDS AND DISTRIBUTIONS                     35

REPURCHASE OF SHARES                            35

RESTRICTIONS ON TRANSFER                        36

PORTFOLIO TRANSACTIONS AND BROKERAGE            37

REPORTS, LISTING AND PUBLICATION OF VALUE       38

TAX CONSIDERATIONS                              39

GENERAL INFORMATION                             44

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR   44

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL       44

AVAILABLE INFORMATION                           45


                            SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses


         Sales Load (as a percentage of offering price)               None

         Dividend Reinvestment and Cash Purchase Plan Fees            None



Annual Fund Operating Expenses (as a percentage of net assets)

         Management Fees*                                             0.62%

         Other Expenses**                                             0.21%

Total Annual Fund Operating Expenses***                                                                0.83%



 The purpose of the table above is to help you understand all fees and expenses that you, as a Fund shareholder, would bear directly or indirectly.

* The Manager's fee, which is payable monthly, is assessed at the annual rates of 0.90% of the first $400 million of aggregate net assets; 0.80% of aggregate net assets from $400 million to $1 billion; 0.70% of aggregate net assets from $1 billion to $2 billion; 0.65% of aggregate net assets from $2 billion to $4 billion; 0.625% of aggregate net assets from $4 billion to $6 billion; 0.60% of aggregate net assets from $6 billion to $8 billion; 0.58% of aggregate net assets from $8 billion to $11 billion; 0.56% of aggregate net assets from $11 billion to $15 billion; 0.54% of aggregate net assets from $15 billion to $20 billion; and 0.52% of aggregate net assets in excess of $20 billion.

** "Other Expenses" are estimated and include non-U.S. taxes paid or accrued on net investment income as a result of investing in certain foreign countries.

*** The expenses shown in the table are for the current fiscal year and are based upon the net assets of the Fund after giving effect to the anticipated net proceeds from sales of Shares being offered by this Prospectus. Total expenses excluding non-U.S. taxes (as a percentage of net assets) are anticipated to be 0.75% for the current fiscal year.

Example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:


One Year         Three Years        Five Years         Ten Years

$9               $27                $47                $105



This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus.

THE FUND Emerging Markets Growth Fund, Inc. (the "Fund") was established in March, 1986 as a corporation in the United States under the laws of the State of Maryland. The Fund is registered with the SEC as a closed-end diversified management investment company under the Investment Company Act of 1940 (the "Act").

INVESTMENT OBJECTIVE AND POLICIES The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. A developing country security is a security of an issuer that is domiciled and has its principal place of business in a country which, in the opinion of the Fund's Board of Directors, is generally considered to be a developing country by the international financial community, including the International Bank for Reconstruction and Development ("The World Bank") and the International Monetary Fund. The Fund intends to invest principally in developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("qualified markets"). In determining whether to approve markets for investment, the Board of Directors will take into account, among other things, market liquidity, investor information and government regulation, including fiscal and foreign exchange repatriation rules. The following countries currently have qualified markets:
Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. Consistent with the Fund's investment objective, the Fund also engages in foreign currency hedging transactions. See "Investment Objective and Policies." The Fund may also enter into transactions in derivative instruments for risk management, investment and other purposes including options on securities and securities indexes, futures contracts with respect to securities, securities indexes, or currencies, swap agreements, and equity-linked notes. These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns. Successful use of these instruments by the Fund depends on the ability of Capital International, Inc., the investment adviser of the Fund (the "Manager") to correctly predict future movements in interest rates, security prices, or other market indicators.

THE OFFERING The Shares will be offered by the Fund on a continuous basis until all Shares offered hereunder have been sold; provided, however, the Fund will not sell Shares unless the Fund is sufficiently invested in developing country securities as determined by the Board. Currently, the Fund's management has been directed by the Board not to sell any Shares in any month following a month end on which the Fund is not at least approximately 90% invested in developing country securities. This limitation may be modified at any time by the Board of Directors of the Fund.

The Shares offered under this Prospectus include 10,000,000 Shares currently registered with the SEC as well as the unsold portion of Shares that were previously registered (a total of 10,593,168 Shares were unsold as of December 18, 1998). Shares may be purchased by notifying the Fund at
(310) 996-6153 or facsimile (310-996-6200). Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month). Payment, which may be in the form of check or by wire, must be received on or prior to the third business day following the date on which the price is determined at the direction of the Fund's officers. At the sole discretion of the Manager, investors may be permitted to purchase Shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. See "The Offering."

INVESTOR SUITABILITY REQUIREMENTS AND MINIMUM PURCHASES The Fund has established suitability standards requiring that, as of January 1, 1999, each investor must be a "qualified purchaser", as that term is defined under Section 2(a)(51) of the Investment Company Act of 1940 (the "1940 Act"). In order to be a qualified purchaser, an investor must be either (i) a natural person holding a minimum of $5 million in investments, or (ii) a person, other than a natural person, that owns and invests on a discretionary basis not less than $25 million in investments. Prior to January 1, 1999, the Fund's suitability standards required that each investor that was a "company" (as that term is defined in the 1940 Act) have total assets in excess of U.S. $5 million, and that each prospective investor that was a natural person be an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). For example, an individual with a net worth in excess of U.S. $1 million or an individual with income in excess of U.S. $200,000 during each of the two most recent years with a reasonable expectation of reaching the same income level in the current year qualified as an "accredited investor." Existing Shareholders that held Shares of the Fund prior to January 1, 1999, and that continue to meet the accredited investor standard are not required to meet the qualified purchaser standard in order to acquire additional Shares of the Fund. The minimum initial purchase pursuant to this offering (for companies and natural persons) is $100,000 (approximately 2,530 Shares based on the offering price at the date of this Prospectus) and $25,000 thereafter. No investor may purchase or otherwise acquire an amount of Shares that would result in its owning, together with affiliates (as such term is defined under the Securities Exchange Act of 1934, as amended (the "1934 Act")), more than 15% of the Fund's outstanding Shares (provided that this limitation shall not apply to the acquisition of Shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all Shares authorized for issuance and sale by the Fund without regard to this limitation).

BOARD OF DIRECTORS The Fund's Board of Directors is responsible for the overall supervision of the operations of the Fund. See "Management."

INVESTMENT ADVISER MANAGER'S FEES AND OTHER EXPENSES Capital International, Inc. manages the investment portfolio and business affairs of the Fund subject to policies established by the Fund's Board of Directors. See "Management." The Fund pays the Manager monthly a fee at the annual rate of 0.90% of the first $400 million of the aggregate net assets of the Fund. The annual rate is reduced to .80% of the aggregate net assets from $400 million to $1 billion; and to 0.70% of such aggregate net assets from $1 billion to $2 billion; 0.65% of aggregate net assets from $2 billion to $4 billion; 0.625% of aggregate net assets from $4 billion to $6 billion; 0.60% of aggregate net assets from $6 billion to $8 billion; 0.58% of aggregate net assets from $8 billion to $11 billion; 0.56% of aggregate net assets from $11 billion to $15 billion; 0.54% of aggregate net assets from $15 billion to $20 billion; and 0.52% of aggregate net assets in excess of $20 billion. The Manager's fee is higher than that paid by most other U.S. investment companies primarily because of the additional time and expense required of the Manager in pursuing the Fund's investment objective of seeking long-term capital growth through investment in developing country equity securities. In addition, other Fund expenses are borne by the Fund.

RESTRICTIONS ON TRANSFER All Shares of the Fund--including the Shares to be issued in this offering--rank equally with all other Shares with respect to dividends, voting rights, liquidation rights and other matters. See "Management" and "Common Stock."

There are significant restrictions placed on transfers of Shares in secondary market transactions. Purchasers must meet suitability standards that generally require that (i) the purchaser be a "qualified purchaser" within the meaning of
Section 2(a)(51) of the Investment Company Act of 1940, (ii) own less than 15% of the Fund's outstanding Shares, and (iii) have an account balance with the Fund of at least $100,000. All investors purchasing Shares pursuant to this Offering are required to make this representation and to agree to this restriction. See "Restrictions on Transfer."

In light of the risks involved in an investment in the Fund and the limited market for the Shares, Shares should not be purchased unless the purchaser is capable of bearing the significant risk of maintaining such an investment for an indefinite period.

TENDER OFFERS As a closed-end fund, the Fund's Board of Directors presently intends to consider, on approximately a quarterly basis, whether to authorize the repurchase by the Fund of up to 5% of the Fund's issued and outstanding Shares at the then net asset value of such Shares. There is no guarantee that the Fund will repurchase any Shares or that Shares tendered pursuant to a tender offer made by the Fund will in fact be purchased. The Fund has received an exemptive order from the SEC permitting the Fund to repurchase Shares in connection with tender offers while it is engaged in a continuous distribution of Shares. However, pursuant to that exemptive order the Fund has agreed to discontinue the offer and sale of Shares during the last five business days prior to termination of any tender offer. See "Repurchase of Shares."

RISK FACTORS AND OTHER CONSIDERATIONS Investing in equity securities of issuers in a variety of developing countries involves certain special risks considerations, which may include (1) investment and repatriation restrictions,
(2) currency fluctuations, (3) potential unusual market volatility, (4) government involvement in the private sector, (5) limited investor information,
(6) shallow securities markets, (7) certain local tax laws, (8) limited regulation of the securities markets, (9) limitations on obtaining and enforcing judgment against non-U.S. residents, (10) risks associated with investments in loan participations, (11) settlement risks, and (12) the risks associated with ownership of Russian securities. Although the foregoing considerations also may be present in the case of investments in securities of issuers located in the U.S. or other countries that are members of the Organization for Economic Cooperation and Development ("OECD"), they are present to a greater degree in connection with the Fund's investments in equity securities of issuers in developing countries. See "Risk Factors and Other Considerations." In addition, to the extent a secondary market for the Shares develops, investors should be aware that shares of closed-end investment companies frequently trade at a discount from net asset value. Accordingly, Shares of the Fund are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Shares will fluctuate with price changes of the Fund's portfolio securities.

                              FINANCIAL HIGHLIGHTS

The table below provides per share data and ratios for one share of the Fund for each of the periods shown. This information is derived from the financial statements and accompanying notes which appear elsewhere in this Prospectus. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon, as is relates to the years 1994 to 1998, along with the Fund's financial statements is included elsewhere in this Prospectus.



                                  Years Ended June 30




                                  1998       1997       1996       1995       1994       1993       1992       1991       1990

Net Asset Value, Beginning        $70.87     $57.57     $52.36     $58.75     $44.95     $38.64     $32.73     $32.81     $25.51
of Year

 Income from Investment
Operations:

   Net investment income          1.56       1.61       1.30       .87        .53        .62        .55        .83        .83

   Net realized and               (20.69)    14.51      6.49       (.79)      15.29      7.33       8.87       3.89       10.46
unrealized gain (loss) on
       investments before
non-U.S. taxes

   Non-U.S. taxes                 .05        (.01)      (.01)      (.03)      (.39)      (.06)      (.28)      (.38)      (.02)

   Total income from              (19.08)    16.11      7.78       .05        15.43      8.01       9.14       4.34       11.27
investment operations

LESS DISTRIBUTIONS:

   Dividends from net             (2.36)     (1.79)     (1.30)     (.63)      (.49)      (.56)      (.56)      (.92)      (.85)
investment income

   Distributions from net         (3.38)     (1.02)     (1.27)     (5.81)     (1.14)     (1.14)     (2.67)     (3.50)     (3.12)
realized gain

       Total distributions        (5.74)     (2.81)     (2.57)     (6.44)     (1.63)     (1.70)     (3.23)     4.42       (3.97)

   Net Asset Value, End of        $46.05     $70.87     $57.57     $52.36     $58.75     $44.95     $38.64     $32.73     $32.81
Year

Total Return                      (27.56)%   29.17%     15.49%     (1.22)%    34.33%     21.55%     29.73%     18.08%     45.52%

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of year        $12,364    $13,584    $8,451     $5,572     $4,170     $2,574     $1,561     $703       $666
(in millions)

   Ratio of expenses to           .76%       .78%       .84%       .91%       1.00%      1.01%      1.11%      1.18%      1.25%
average net assets

   Ratio of expenses and          .80%       .78%       .85%       .94%       1.04%      1.07%      1.18%      1.31%      1.25%
non-U.S. taxes to
      average net assets

   Ratio of net income to         2.58%      2.74%      2.54%      1.70%      .91%       1.82%      1.84%      2.78%      3.21%
average net assets

   Average commissions paid       .06c       .13c       .10c       .02c       .01c       .02c       .02c       N/A        N/A
per share/1/

  Portfolio turnover rate         23.41%     23.75%     17.78%     23.75%     18.13%     11.97%     16.03%     26.38%     28.45%


/1/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over the counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

                                    THE FUND

Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986 for the purpose of investing in developing country securities (as that term is defined below). The Fund is designed for institutional investors and "qualified purchaser" (see "Investor Suitability Requirements and Minimum Purchases," above) desiring to achieve international diversification by participating in the economies of various countries with emerging securities markets. By investing in the securities of several such markets, the Fund is intended to complement and provide an alternative to certain other investment companies which invest exclusively in the securities of issuers in a single country.

 The Fund was created to take advantage of a perceived growing potential for foreign portfolio investment in emerging securities markets. While the management of the Fund believes there may be regulatory, financial, technical and other barriers to the development of this potential, in the opinion of Fund management, substantial investment opportunities exist in these markets. The management of the Fund believes that the existence of these opportunities is supported by, among other things:

1) the performance in certain periods of a number of actively traded stocks of certain issuers in these markets;

2) the relatively low valuations, from time to time, of certain securities in these markets;

3) a growing desire for and knowledge concerning international diversification among portfolio investors; and

4) a growing receptiveness to foreign portfolio investment among policy makers in many developing countries, based on their growing appreciation for the important role of equity capital and the contribution of securities markets to a strong financial sector.

 The Fund will seek access to securities markets in certain developing countries that are currently effectively closed to foreigners (non-residents). It is hoped that the Fund's activities will result in improvement in the terms of access to various markets.

 The management of the Fund believes that the Fund may provide investors with an opportunity to participate in the price appreciation of developing country securities. The management of the Fund also believes that the Fund will allow investors to diversify their portfolios by country and industry, thus reducing the risks associated with downturns in any one industry or market. Additionally, the Fund will allow for international diversification away from the more well-known securities of issuers located in countries that are members of OECD. HOWEVER, THERE CAN BE NO ASSURANCE THAT THESE OBJECTIVES WILL BE MET.

CAPITALIZATION

 To obtain its initial capitalization of $50,000,000, the Fund in June 1986 sold 5,000,000 Shares at a price of $10.00 each in a private offering to a limited number of institutional investors. Since that time, the Fund has issued additional Shares in several private offerings and several public offerings and pursuant to reinvestment of dividends and capital gain distributions to its Shareholders.

As of November 30, 1998, there were 758 holders of Shares, and 313,858,504 Shares outstanding. The Fund's aggregate net assets were approximately $13.1 billion. If all Shares offered by the Fund pursuant to this Prospectus are sold, the Fund would have 336,033,114 Shares outstanding and approximately $13.3 billion in aggregate net assets (assuming all Shares had been sold at prices based on the net asset value per Share as of December 18, 1998).

 Currently, there are no outstanding warrants, rights, options or similar features relating to the purchase of the Fund's Shares (see "Common Stock"). The Board of Directors may from time to time permit the issuance of Shares for reinvestment of dividends or capital gain distributions or in additional private or public offerings. The Fund reserves the right to make additional private or public offerings in the future if it believes that such offerings would be in the best interests of the Fund and the Fund's Shareholders. In addition, the Fund expects to continue its current practice of issuing additional Shares for purposes of reinvestment of dividends and capital gain distributions.

                                 USE OF PROCEEDS

The net proceeds to be paid to the Fund (estimated to be approximately $800 million based on the price per Share as of December 18, 1998 if the 20,593,168 Shares being offered in this Prospectus are sold) will be invested in accordance with the policies set forth under "Investment Objective and Polices." Pending investment in developing country equity securities, it is expected that the proceeds will be invested in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies. See "Investment Objective and Policies." The Fund expects that substantially all of the proceeds will be invested in accordance with its investment objective within three months after receipt thereof and, in any case, no more than six months after receipt.

                     RISK FACTORS AND OTHER CONSIDERATIONS

 The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

1) INVESTMENT AND REPATRIATION RESTRICTIONS. A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund's response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

2) CURRENCY FLUCTUATIONS. In accordance with its investment objective, the Fund's assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign currencies. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluations in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See "Investment Objective and Policies--Foreign Currency Hedging Transactions."

3) POTENTIAL MARKET VOLATILITY. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

 4) GOVERNMENT IN THE PRIVATE SECTOR. Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of Government monopolies, to the possible detriment of the Fund's investments.

5) INVESTOR INFORMATION. The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent the Manager may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

6) TAXATION. Taxation of dividends, interest and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

7) NET ASSET VALUE DISCOUNT. To the extent an active secondary market for the Shares develops, investors should be aware that shares of closed-end investment companies frequently trade at a discount from net asset value. It is anticipated that the tender offer policy adopted by the Fund's Board of Directors will restrict the development of a secondary market with shares trading at a discount (See "Repurchase of Shares"). The net asset value of the Fund's Shares will fluctuate with price changes of the Fund's portfolio securities.

8) LITIGATION. The Fund and its Shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

9) FRAUDULENT SECURITIES. It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit and as a consequence the Fund could suffer a loss.

10) LOAN PARTICIPATIONS. The Fund may invest, subject to its overall limitation on debt securities, in loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that in the U.S., the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are often considered to be illiquid.

11) SETTLEMENT RISKS. Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

12) RUSSIA. The Russian market is one of the newer emerging markets, and in certain respects one of the least developed emerging markets. Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Fund's custodian or subcustodian or in an effective central depository system, which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even mere
oversight.   The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations, however, such extracts are not legally enforceable and would not prevent loss or dilution of the Fund's ownership rights from fraudulent or negligent acts or mere oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, as described below, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk.

 The Fund seeks, as feasible, to reduce these risks by careful management of its assets. However, there can be no assurance that these efforts will be successful.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

 The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. Developing country securities are securities whose issuers are domiciled and conduct their principal business in those countries which, in the opinion of the Board of Directors, are generally considered to be developing countries by the international financial community, including The World Bank and the International Monetary Fund. The Fund invests its assets primarily in developing country equity securities of issuers that are domiciled and have their principal places of business in developing countries that have qualified markets and where the securities are listed on bona fide securities exchanges or actively traded on over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depositary Receipts ("IDR's"), American Depositary Receipts ("ADRs") or other types of depositary receipts. The Fund may invest a portion of its assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries, but that have or will have substantial assets in developing countries; and/or derive or expect to derive a substantial proportion of their total revenues from either goods and services produced in, or sales made in, developing countries.

 The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities") and in securities of issuers that are not domiciled and/or do not have their principal place of business in developing countries that have qualified markets ("non-qualified market developing country securities"). The Fund's Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund's assets in aggregate (taken at the time of purchase) (i) in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities"), and (ii) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries that have qualified markets ("non-qualified market developing country") (or investment companies that invest solely in issuers described in clause (ii)). The Fund's investments in securities of issuers described in clause (ii) shall also be limited to 1% of the Fund's assets (taken at the time of purchase) in any one issuer and 2% of the Fund's assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the restrictions set forth below under "Investment Restrictions," the particular mix of securities held by the Fund at any time will be determined by the Manager under the supervision of, and within any guidelines established by, the Board of Directors.

 The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund's Manager, and such evaluations generally focus on past performance and comparisons of the issuer with appropriate market indices, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

 Pending the Fund's investment of new money in developing country equity securities, it typically invests in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies. In addition, the Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, invest 100% of the Fund's assets in highly liquid debt instruments or freely convertible currencies, although the Fund does not expect the aggregate of such amounts to exceed 20% of its net assets under normal circumstances. Use of these policies may cause the Fund to have at month-end less than approximately 90% of its assets invested in developing country securities. The Fund is not authorized by the Board to sell any shares in any month following a month-end on which the Fund is not at least approximately 90% invested in developing country securities.

 The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long and short-term debt instruments for other than the purposes described in the preceding paragraph, where the investment is consistent with the Fund's objective of long-term capital growth. Such investments are considered by the Fund to be developing country securities, and could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include "loan participations," which involve the purchase of a "portion" of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.

 The Fund also may invest in shares of other investment companies that invest in one or more qualified markets. If the Fund invests in such investment companies, the Fund's Shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Manager), but also will bear indirectly similar expenses of the underlying investment companies.

 The Fund may also invest in shares of investment companies for which the Manager or an affiliate of the Manager serves as investment adviser. The Fund has received an SEC exemptive order permitting the Fund to invest up to 21/2% of the Fund's total assets in New Europe East Investment Fund, a closed-end, Luxembourg investment fund organized by the Manager for the purpose of investing in securities of companies or commercial operations domiciled in the countries of East Central Europe and the former Soviet Republics. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the Manager for the purpose of investing in the South East Asia and China regions. The Board of Directors has recently approved a proposed investment by the Fund in a global private equity fund to be organized by the Manager and for which investment an SEC exemptive order will be sought. There can be no assurance that this exemptive relief will be granted. With respect to any such investments in investment companies advised by the Manager or an affiliate thereof, the Manager will waive all fees attributable to the Fund's holdings in such investment companies. To effectuate this waiver, the Fund's holdings in any such investment company would be excluded from the net assets of the Fund in the calculation of the Manager's fee.

The Fund may invest up to 35% of its assets in a single country. As of November 30, 1998, the Fund had invested approximately 15.5% of its assets in Brazil and 11.9% of its assets in Mexico. The Manager is not aware of any types of investment risks associated with investment in Brazil or Mexico other than those types of risks discussed in this Prospectus. See, for example, "Risk Factors And Other Considerations." However, investors should be aware that, given the extent of the Fund's investment in Brazil and Mexico, adverse developments in that country could substantially affect the Fund's investment results.

QUALIFIED MARKETS

 The Fund's Board of Directors will, in its discretion and in consultation with the Manager, select markets for primary investment by the Fund ("qualified markets") taking into account, among other things, market liquidity, availability of information and official regulation, including fiscal and foreign exchange repatriation rules. Currently, the number of qualified markets is limited. As of the date of this Prospectus, the markets in the following countries had been approved by the Board of Directors as qualified markets: Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. The Board of Directors will revise its selection of qualified markets as additional markets are determined by the Board of Directors as being appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

FOREIGN CURRENCY HEDGING TRANSACTIONS

 For the purpose of hedging foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

 A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to futures contracts must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily "variation" margin payments as the value of the futures contract fluctuates thereafter.

 At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss. Options are described below under "Options on Securities and Securities Indexes."

 The Fund intends to engage in foreign currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency. To date, the Fund has engaged in a limited number of foreign currency hedging transactions. Among other things, it is the Manager's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange risk. Moreover, even if it were to attempt to do so, the Fund could not through hedging transactions eliminate all the risks of holding assets denominated in a currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency in which the Fund's assets are denominated. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a poorer overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

 Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, and may not purchase or sell any such futures contracts or options, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the fair market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and in accordance with the rules governing the relevant contract market.

 The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligation by segregating liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its obligations.

 Certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into forward or futures contracts. Such transactions may also affect for U.S. Federal income tax purposes the character and timing of income, gain, or loss recognized by the Fund.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

 The Fund may purchase and sell call and put options on individual securities or on indexes of securities or on foreign currencies. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

 The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options, the Fund may be unable to close out a position.

 Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

FINANCIAL FUTURES AND RELATED OPTIONS

 In addition to foreign currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intends to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to indexes or other baskets of securities.

 The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) and subject to certain limits, other investment and speculative purposes (as discussed above under "Foreign Currency Hedging Transactions").

 There are several risks associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

SWAP AGREEMENTS

 The Fund may enter into interest rate, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

 The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

 In a typical equity swap transaction involving a foreign security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), plus an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that its commitments under equity swap agreements constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

 Whether a fund's use of swap agreements will be successful in furthering its investment objective will depend on the manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness adopted by the Manager. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EQUITY LINKED NOTES

 The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

 An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

 The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying Latin America or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

 Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and no Latin American country other than Colombia is rated investment grade, equity linked notes related to securities of issuers in such emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

 As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

 The ability of the Fund to invest in equity linked notes may be limited by the provisions of the U.S. Commodity Exchange Act. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition under certain circumstances.

POSSIBLE BENEFITS FOR HOST COUNTRIES

 The Fund expects that it could become an effective conduit for foreign portfolio investment on terms favorable to both the investor and the host country. There are several possible benefits to the host countries from the Fund's investment activities.

 First, the Fund may stimulate the measured flow of funds into these securities markets from institutional investors representing, in the aggregate, a vast pool of available equity capital.

 Second, the additional demand for stocks represented by the Fund's investments may contribute to improved stock prices and market liquidity, and thus encourage more issuers to offer shares to the public (including foreign investors) in their respective national securities markets. Accordingly, the Fund may contribute to the achievement of national policy goals such as widening ownership of the corporate sector, increasing the selection of financial instruments available to investors, and improving the operation of local capital markets.

 Third, the Fund's investment activities may be useful in balancing any speculative influences in these markets, and the Fund's need for a continuous flow of business and economic information and analysis may contribute to improved standards in these areas.

 Fourth, the Fund's investments may bring equity capital to emerging securities markets in a way that does not interfere with local control over domestic business, as is often the case with direct investment. The Fund's ability to affect or control any particular firm, sector or market not only is restricted by the Fund's policies concerning diversification and avoidance of management involvement, but also may be limited by government regulation (E.G., limitations on maximum percentages of foreign ownership or requirements that foreign investors hold only non-voting shares).

 Finally, the Fund may represent a pioneering effort in linking emerging securities markets to international capital markets, thus enhancing future access by issuers in these countries to international markets.

 There can, of course, be no assurance that any of the foregoing expectations will be realized.

INVESTMENT RESTRICTIONS

 As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding Shares:

1)  invest in securities having unlimited liability;

2) issue senior securities (except warrants issued to the Fund's Shareholders and except as may arise in connection with certain security purchases, all subject to limits imposed by the 1940 Act), borrow money (except that the Fund may borrow (a) in connection with hedging a particular currency exposure and
(b) from banks for temporary or emergency purposes, such borrowings not to exceed 5% of the value of its total assets (excluding the amount borrowed)), and pledge its assets (except to secure such borrowings);

3) invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

4)   make investments for the purpose of exercising control or management;

5) engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

6) purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country, or (ii) more than 5% of its total assets would be invested in the securities of any single issuer, or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

7) act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

8) make loans, except through repurchase agreements fully collateralized, and further it may purchase debt securities usually purchased by financial institutions and it may purchase loan participations; and

9) purchase any securities if as a result the Fund would own more than 10% of the outstanding voting securities of any one issuer.

 In addition to the above restrictions, the Fund also is subject to certain diversification requirements based on its status as a "diversified" investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund's outstanding Shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

 With respect to item (iii) of investment restriction 6, it is the position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

 Although the Fund is not prohibited under its investment restrictions from selling securities short against the box or engaging in repurchase agreements, the Fund has not, since its inception, entered into any of these transactions and it has no present intent to do so during the coming year. Also, the Fund's limitation on borrowing does not prohibit "borrowing in connection with hedging a particular currency exposure;" the only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Fund has no present intent to engage in any other types of borrowing transactions under this authority.

 The Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of a segregated account consisting of liquid assets, or by maintenance of an appropriate offsetting position.

 Consistent with rules relating to the determination of beneficial ownership under the 1934 Act, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions 6 and 9. With respect to the limits described in investment restrictions 6 and 9 above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's pro rata interest in an issuer or a class of an issuer's securities and provided the Manager has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

 Notwithstanding any of the above investment restrictions, the Fund may establish wholly-owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

                                   MANAGEMENT

 The Board of Directors, which is elected by the Shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The By-Laws of the Fund, as amended, (the "By-laws") provide that Shareholders are required to elect members of the Board of Directors only to the extent required by the 1940 Act. The Fund does not intend to hold annual shareholder meetings, although it will do so whenever it is required to under the 1940 Act or state law or when it is otherwise deemed necessary or appropriate by the Board. The Manager has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Manager will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The Manager and the Shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.

 While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the U.S. As a result, it will be difficult for U.S. investors to effect service of process upon such Directors or officers within the U.S., or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the U.S. In management's view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against foreign Directors or officers in original actions. The following directors of the Fund are non-U.S. residents:
Khalil Foulathi, Marinus W. Keijzer, Helmut Mader and William Robinson. The following officer of the Fund is a non-U.S. resident: Hartmut Giesecke.

 The Fund pays fees of $10,000 per annum to Directors who are not affiliated with the Manager, plus $3,000 for each Board of Directors meeting attended. Certain Directors are prohibited from receiving fees based on their employer policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan. The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager, and for a former Director who regularly attends Board meetings. Eight Directors own Fund Shares, four of whom are affiliated with the Manager. The majority of the non-affiliated Directors have a business affiliation with an investor that owns Shares of the Fund. For the Fund's Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.

Name, Address and Age              Position with             Principal Occupation
                                   Registrant                During Past Five
                                                             Years

DIRECTORS

Robert E. Angelica                 Director                  President & Chief Investment Officer,
One Oak Way, Room 4EA138                                     AT&T Investment Management Corp.
Berkeley Heights, NJ 07922
Age:  52

Nancy Englander*                   President and Director    Senior Vice President,
11100 Santa Monica Blvd.                                     Capital International, Inc.
Los Angeles, CA  90025
Age:  54

David I. Fisher*                   Vice Chairman of the Board   Chairman of the Board,
11100 Santa Monica Blvd.                                      The Capital Group Companies, Inc.
Los Angeles, CA  90025
Age:  59

Khalil Foulathi                    Director                  Managing Director, Abu Dhabi Islamic Bank
P.O. Box 303
Abu Dhabi, U.A.E.
Age:  47

Beverly L. Hamilton                Director                  President, ARCO Investment Management Company
555 South Flower Street
Los Angeles, CA  90071
Age:  53

Raymond Kanner                     Director                  Senior Investment Manager, IBM
3001 Summer Street                                           Retirement Funds (previously, Manager,
Stamford, CT 06905                                           IBM Credit Corporation)
Age: 45

Marinus W. Keijzer                 Director                  Director, Investment Strategy, Pensioenfonds PGGM
Kroostweg-Noord 149
P.O. Box 117, 3700 AC Zeist
The Netherlands
Age:  59

Hugh G. Lynch                      Director                  Managing Director, International Investments,
767 Fifth Avenue, 26th Floor                                 General Motors Investment
New York, NY  10153                                          Management Corporation
Age:  61

Helmut Mader                       Director                  Director, Deutsche Bank AG
A11-22
Taunusanlage 12
60325 Frankfurt, Germany
Age:  56

John G. McDonald                   Director                  The IBJ Professor of Finance,
Graduate School of Business                                  Graduate School of Business, Stanford
Stanford University                                          University
Stanford, CA  94305
Age: 61

William Robinson                   Director                  Director, Aga Khan Fund for Economic Development
38 Beatty Street
Balgowlah Heights
2093 NSW Australia
Age: 60

Patricia A. Small                  Director                  Treasurer, The Regents of the University of California
1111 Broadway, Suite 1400
Oakland, CA 94607-9828
Age:  52

Walter P. Stern*                   Chairman of the Board     Chairman of the Board, Capital Group International, Inc.
630 Fifth Avenue                   and Director
New York, NY  10111
Age: 70

Shaw B. Wagener*                   Executive Vice            President and Director, Capital International, Inc.
333 South Hope Street              President and Director
Los Angeles, CA  90071
Age: 39

OTHER OFFICERS                     Senior Vice President     Assistant General Counsel, The Capital Group Companies, Inc.
Roberta A. Conroy                  and Secretary
11100 Santa Monica Blvd.
Los Angeles, CA 90025
Age:  44

Michael A. Felix                   Vice President            Senior Vice President, Capital International, Inc.
135 S. State College Blvd.         and Treasurer
Brea, CA  92821
Age:  37

Hartmut Giesecke                   Vice President            Chairman and Director, Capital International K.K.
1 Raffles Place                                              and Senior Vice President
#24-00 OUB Centre                                            and Director, Capital International, Inc.
Singapore  0104
Age: 60

Peter C. Kelly                     Vice President            Senior Vice President and Director, Capital International, Inc.
11100 Santa Monica Blvd.
Los Angeles, CA 90025
Age:  39

Victor D. Kohn                     Vice President            Executive Vice President, Capital Research International
11100 Santa Monica Blvd.
Los Angeles, CA 90025
Age:  41

Nancy J. Kyle                      Vice President            Senior Vice President -International, Capital Guardian Trust Company
630 Fifth Avenue
New York, NY  10111
Age:  48

Abbe G. Shapiro                    Vice President            Assistant Vice President, Capital International, Inc.
11100 Santa Monica Blvd.
Los Angeles, CA  90025
Age:  39


          The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

* Interested persons within the definition of Section 2(a)(19) of the 1940 Act due to their affiliations with the Manager.

COMPENSATION TABLE

Name and Position  Aggregate       Pension or            Estimated Annual  Total Compensation
                   Compensation    Retirement Benefits   Benefits Upon     From Fund and
                   from Fund       Accrued As Part of    Retirement        Fund Complex Paid
                                   Fund Expenses

John G. McDonald   $0              $0                    $0                $155,250


 Professor McDonald received $155,250 in total compensation (all of which was voluntarily deferred compensation) from six funds managed by an affiliate of Capital International, Inc. for the twelve month period ended June 30, 1998.THE

MANAGER

 The Fund's Manager is Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. The Fund's Manager was organized under the laws of California in 1988 and is registered with the SEC under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 52nd Floor, Los Angeles, CA 90071, owns (indirectly through another wholly-owned subsidiary) all of the Manager's outstanding shares of common stock.

 The Manager has full access to the research of other companies affiliated with The Capital Group Companies, Inc. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, San Francisco, Atlanta, Washington, New York, Geneva, London, Hong Kong, Singapore and Tokyo. The affiliates of The Capital Group Companies, Inc. gather extensive information on emerging countries and potential investments through a number of sources, including investigations of the operations of particular issuers. These generally include personal discussions with the issuer's management and on-site examination of its manufacturing and production facilities.

 Under the Investment Advisory and Service Agreement between the Fund and the Manager (the "Agreement"), the Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Manager provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and of the Directors of the Fund who are affiliated with the Manager; maintains or causes to be maintained for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value of the Fund's Shares as required; and supplies the Fund with office space. The Fund pays all its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of Shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation; fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the Manager; costs of insurance, including any directors and officers liability insurance and fidelity bonding; and costs of stationery and forms prepared exclusively for the Fund.

 For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 1998, 1997, and 1996 the management fees amounted to $84,252,000, $64,360,000 and $44,167,000, respectively. Under the Agreement, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities. In addition, under the Agreement, when the Manager deems the purchase or sale of a security or other asset to be in the best interests of the Fund as well as other accounts managed by it or its affiliates, it may, to the extent permitted by applicable laws and regulations, aggregate the securities or other assets to be sold or purchased for the Fund with those to be sold or purchased for such other accounts. In that event, allocation of the securities or other assets purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its obligations to the Fund under the Agreement and to such other accounts. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.

 The Agreement is effective for a two-year period from the date of Shareholder approval and will continue in effect from year-to-year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding Shares of the Fund, and (b) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940
Act) of any such party. The Agreement may be terminated without penalty on 60 days written notice at the option of either party or by a majority vote of the outstanding Shares of the Fund. For this purpose, a majority vote of the outstanding Shares of the Fund means the lesser of (a) 67% or more of the outstanding Shares present at a meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares.

PERSONAL INVESTING POLICY

 Capital International, Inc. and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. This policy has also been incorporated into the Fund's "code of ethics" which is available from the Fund's Secretary upon request.

PORTFOLIO MANAGEMENT

 The Manager uses a system of multiple portfolio counselors in managing assets. Under this system the portfolio of the Fund is divided into segments, and each segment is assigned to an individual counselor, who decides how the assets in that segment will be invested (within the limits provided by the Fund's objectives and the Manager's investment committee). In addition, one segment is designated as a "research portfolio" and is managed by a number of research professionals. The following individuals serve as portfolio counselors for the
Fund:

David I. Fisher Mr. Fisher has served as a Director of the Manager since 1988, as a Vice Chairman since 1998, and served as President from 1988 to 1997. He also serves as Vice Chairman of the Board and a Director of the Fund. In addition, he served as Executive Vice President-International from 1985 to 1991, and Chairman of the Board since 1991, of The Capital Group Companies, Inc., the Manager's parent company. Mr. Fisher joined the Capital organization in 1969. Mr. Fisher has served as lead portfolio counselor for the Fund since the Fund's inception in 1986. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

Koenraad Foulon Mr. Foulon has served as a Director of the Manager since 1997. In addition, he has served as a Senior Vice President for Capital International Limited, the Manager's London-based affiliate, since 1996, and for Capital International, S.A., the Manager's Geneva-based affiliate, since 1994. He has also served as a Vice President for Capital Research International, an international research affiliate of the Manager, since 1992. Mr. Foulon's primary responsibility is portfolio management for Europe, global emerging markets and private equity. He has served as a portfolio manager for the Fund since 1994. Mr. Foulon joined the Capital organization in 1990.

Hartmut Giesecke Mr. Giesecke has served as a Senior Vice President of the Manager since 1992 and a Director of the Manager since 1991. He is also Vice President of the Fund. He has also served as Senior Vice President and a Director of Capital Research International, Inc. since 1985, and as President of the Manager's Tokyo-based affiliate Capital International K.K. from 1986 to 1994, as a Director since 1986 and as Chairman since 1994. Mr. Giesecke joined Geneva-based Capital International S.A. in 1972. Mr. Giesecke has served as a portfolio counselor for the Fund since the Fund's inception in 1986. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

Victor D. Kohn Mr. Kohn has served as a Senior Vice President and Director of the Manager since 1997 and served as a Vice President of the Manager from 1992
to 1997.   He has also served as a Vice President of the Fund since 1996.  In addition, he has served as Executive Vice President and a Director of Capital Research International since 1995, and as a portfolio manager for the Fund since 1994. Mr. Kohn serves as the Emerging Markets Research Manager for the Manager, and has research responsibilities for South American markets and companies. Mr. Kohn joined the Capital organization in 1986.

Nancy J. Kyle Ms. Kyle has served as a Senior Vice President - International, a Director and an international portfolio manager of Capital Guardian Trust
Company ("CGTC") since 1992.   She has served as a portfolio manager for the
Fund since 1994 and as a Vice President of the Fund since 1996. She is also responsible for the coordination of asset allocation decisions for global balanced portfolios at CGTC. Prior to joining the Capital organization in 1991, she was a Managing Director at J.P. Morgan Investment Management Inc. where she was head of the international equity business in the U.S. and chief international equity strategist.

Shaw B. Wagener Mr. Wagener has served as a Director of the Manager since 1991 and as President of the Manager since 1998. He served as an Executive Vice President of the Manager from 1993 to 1997. He is also an Executive Vice President and a Director of the Fund. In addition, he served as Vice President-Investment Division of Capital Research and Management Company from 1986 to 1993. Mr. Wagener is also a regional portfolio counselor investing in Latin American equity and fixed income securities. He joined the Capital organization 1981. Mr. Wagener has served as a portfolio counselor for the Fund since 1990.

Thomas Wolf Mr. Wolf has served as a Vice President and a portfolio manager for the Manager since 1995, for Capital International Limited since 1993, and for Capital International, S.A. since 1994. He has also served as a portfolio manager for the Fund since 1994. Prior to joining the Capital organization, Mr. Wolf served as a vice president and portfolio manager with Pictet International Ltd. in London from 1987 to 1993.

EXPENSES

 The Fund's ratios of expenses (excluding non-U.S. taxes) to average net assets for the fiscal years ended June 30, 1998, 1997 and 1996 were 0.76%, 0.78% and 0.84%, respectively. The Fund's normal operating expenses may be higher than those of other investment companies of comparable size. This is because the fees and expenses generally charged by certain of the Fund's agents are higher than those charged to investment companies investing exclusively in the U.S. There are added custodial, communications and other costs associated with the Fund's activities, and the advisory fees generally are higher due to the increased advisory effort required in light of the specialized nature of the Fund's investment activities.

                                  COMMON STOCK

 The authorized capital stock of the Fund is 400,000,000 shares of common stock ($.01 par value) ("shares of common stock"). Shares of the Fund are fully paid and non-assessable. All Shares of the Fund are equal as to earnings, assets and voting privileges. The Shares currently have no conversion, pre-emptive or other subscription rights; rights to purchase Shares may be issued in the future but any such rights would be subject to certain restrictions under the 1940 Act, including that they be issued exclusively and ratably to all holders of Shares and that they expire after not more than 120 days. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after debts and expenses. See "Risk Factors and Other Considerations." There are no cumulative voting rights for the election of directors. See "Management." The shares of common stock are issued in registered form, and ownership and transfers of the Shares are recorded by the Fund's transfer agent.

 Under Maryland law, and in accordance with the By-Laws of the Fund, the Fund is not required to hold an annual meeting of its Shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The By-Laws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the By-Laws or as otherwise provided by statute or the Fund's Articles of Incorporation, as amended (the "Articles of Incorporation"). Consistent with the foregoing, in addition to the provisions of the By-Laws, the Fund shall undertake to call a special meeting of Shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding Shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16 (c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding Shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and Shareholders may take action by unanimous written consent in lieu of holding a meeting.

 The Fund's Board of Directors may, in the future, modify the terms of the Offering. See "The Offering." The Board may also, in accordance with the Fund's Articles of Incorporation, amend the Fund's transfer restrictions. See "Restrictions on Transfer." For example, the Board may restrict sales and transfers to "qualified purchasers." As a closed-end investment company registered with the SEC, the Fund is required in any offering of its Shares to sell such Shares at a price which is not less than the current net asset value per Share (see "Valuation," below), except that sales at a price less than the current net asset value per Share may be made: (i) in connection with an offering to all current holders of Shares, (ii) with the consent of the holders of a majority of the Shares, or (iii) as may be permitted by an order of the SEC. Any issuance or sale of additional Shares by the Fund at a price less than the current net asset value per Share would dilute the pro rata interests in the Fund's assets represented by the Shares outstanding at that time. If the Fund were to convert to an "open-end" investment company, or to a fund with limited redeemability, it would be required under the 1940 Act to sell Shares only at a price based on the current net asset value per Share. See "Proposed Conversion."

                PROPOSED CONVERSION TO OPEN-END INTERVAL STATUS

 The Board has approved a proposal to seek exemptive relief from the SEC to convert to a fund with limited redeemability. The holders of a majority of the Fund's Shares approved the conversion of the Fund at their meeting held on June 27, 1997. On October 7, 1998, the SEC issued an exemptive order granting, subject to certain conditions, exemptive relief to the Fund to permit its conversion to open-end interval status. The Fund anticipates currently that it will rely on the exemptive relief granted by the SEC by the first quarter of its next fiscal year.

 A condition of the SEC exemptive order is that all new investors in the Fund meet the qualified purchaser standard set forth in the 1940 Act. Further, the Board has amended the Fund's transfer restrictions to permit transfer of the Fund's Shares only to qualified purchasers. Qualified purchasers, as defined in the 1940 Act, include natural persons having a minimum of $5 million in investments and entities that own and invest on a discretionary basis not less than $25 million in investments. Shareholders in the Fund as of December 31, 1998, that continue to meet the accredited investor standard will not be required to be qualified purchasers to acquire additional Shares of the Fund. Conversion of the Fund to open-end interval status may result in lower asset levels in the Fund due to monthly redemptions. In that case, the fixed costs of operating the Fund would be deducted from a smaller asset base and the loss of economies of scale might result in a relative increase in other expenses, including the management fee paid to the Fund's adviser, which features "breakpoints" at different asset levels.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of Shares of common stock of the Shareholders which own beneficially more than 5% of the outstanding Shares of the Fund as of November 30, 1998:

                              Beneficial Ownership


Name & Address                          Number         Percentage
                                        of Shares      of Outstanding
                                                       Common Stock



The Chase Manhattan Bank, N.A.          23,885,330     7.61%
as Trustee for the General Motors
Employees Global Group Pension
Trust
General Motors Corporation
767 Fifth Avenue
New York, NY  10153




                                  THE OFFERING

 The Shares will be offered on a continuous basis until all Shares being offered pursuant to this Prospectus have been sold; provided, however, the Fund will not sell Shares unless the Fund is sufficiently invested in developing country securities as determined by the Board. Currently the Fund's management has been directed by the Board not to sell any Shares in any month following a month end on which the Fund is not at least approximately 90% invested in developing country securities. The current authorization for the issuance of Shares imposes a limitation on the number of Shares that may be sold by the Fund in any one fiscal year. This limitation is 25% of the outstanding and subscribed/reserved Shares as of the prior fiscal year-end. The 90% invested and 25% maximum offering limitations may be modified at any time by the Board of Directors of the Fund.

 Shares may be purchased by notifying the Fund at (310) 996-6000 or facsimile (310-996-6200). Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month). Upon receipt of a purchase order, the Fund will send a confirmation letter to the investor indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions. On the trade date, once the net asset value has been calculated, the Fund will notify the purchaser of the purchase price per Share and total dollar amount of the purchase. Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer. Payment for Shares to be sold by the Fund may be made in the following manner:

Wire:  Emerging Markets Growth Fund, Inc.
       c/o Wells Fargo Bank (ABA 121000248)
       155 Fifth Street
       San Francisco, CA  94103
       For credit to the account of:
       American Funds Service Company
       a/c #4600-076178
       Emerging Markets Growth Fund, Inc.


Check: Emerging Markets Growth Fund, Inc.
       Attn:  Abbe Shapiro
       11100 Santa Monica Blvd., 15th Floor
       Los Angeles, CA  90025-3384

 In addition, at the sole discretion of the Manager, investors may be permitted to purchase Shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Manager will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Manager believes that issuing Shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders. The Manager may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

 Investors who wish to purchase Shares with securities should send by facsimile (310-996-6200) to the Fund a list of all such securities and the amount of each security being offered in exchange for Shares. The Fund may accept all, a portion or none of the tendered securities and will notify investors as to which, if any, of the securities will be accepted. Investors will be notified by written communication within five business days as to whether the Fund will issue Shares in exchange for any of the tendered securities. If any tendered securities are accepted, investors will receive Shares based on the market value of the tendered securities and the net asset value of the Fund's Shares next determined after the decision has been made to accept securities in exchange for Shares. The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund's officers. An investor should consult with its own tax adviser on the consequences of exchanging securities for Fund Shares.

 The Board may, in the future, modify any terms of the Offering.

                        SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, the Fund would have outstanding
336,033,114 Shares of common stock (if all Shares offered in this Prospectus are sold). The Shares sold in this offering may be freely traded without restriction under the 1933 Act. Shareholders are, however, subject to certain restrictions on transfer. See "Restrictions on Transfer."

 The Fund is unable to predict the effect that sales or resales made pursuant to future registration statements, or otherwise may have on the prevailing market price for the Fund's Shares, although it is likely that sales of a large number of Shares would depress such market price.

                                   VALUATION

 The net asset value per Share is calculated in U.S. Dollars on the last business day of each week and each month, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Manager to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Manager deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the Fund's Shares into U.S. dollars at the prevailing market rates.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of Shares outstanding (excluding treasury shares), and the results, rounded to the nearest cent, is the net asset value per Share.

                          DIVIDENDS AND DISTRIBUTIONS

 The Fund will, from time to time, distribute dividends and realized net capital gains to Shareholders. See "Tax Considerations". Shareholders will receive all distributions in cash paid by check in U.S. Dollars mailed directly to the Shareholder by the Fund's dividend paying agent or, as permitted by the Board of Directors, may elect to invest distributions in additional Shares issued by the Fund for this purpose. Shareholders, as permitted by the Board of Directors, will be given the option to reinvest such distribution in additional Shares of the Fund or receive cash. In any case, where Shareholders are permitted to choose between a cash dividend or a stock dividend, Shareholders will be required, before the declaration of any such dividend, to provide their election to the Fund in writing. No fees are charged in connection with a Shareholder's election to receive a stock dividend or in connection with any other stock dividend.

 Shares that are purchased in this offering will be entitled to any dividends that are declared on Shares of record beginning on the day following the date on which the net asset value is determined. If requested, Share certificates will be sent to Shareholders immediately following the date on which payment for the Shares has been received (the "settlement date").

                              REPURCHASE OF SHARES

 The Fund's Board of Directors currently intends, approximately each quarter, to consider authorizing the Fund to make tender offers for up to 5% of the Fund's then outstanding Shares at the then current net asset value of the Shares. Although such tender offers, if undertaken and completed, will provide some liquidity for Shareholders, there can be no assurance that such tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all Shareholders who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid notwithstanding the possibility that one or more tender offers may be consummated. The Fund has completed one tender offer for 1,979,192 Shares (8.5% of the then outstanding Shares) in accordance with a Board authorization of January 10, 1991, permitting the Fund to tender for up to 10% of its then outstanding Shares.

 Commencement by the Fund of such a tender offer during a period in which it is simultaneously engaged in a continuous offering of its Shares may be a violation of rules designed to prevent price manipulation promulgated by the SEC under the 1934 Act. Accordingly, the Fund applied for and was granted an exemption by the SEC exempting the Fund from such rules to permit the Fund to make tender offers for its Shares while simultaneously engaged in the continuous offering of Shares. Pursuant to that exemptive order the Fund has agreed to discontinue the offer and sale of Shares during the last five business days prior to termination of any tender offer. No assurance can be given that the Fund will be able to maintain such exemption indefinitely. If the Board of Directors authorizes the Fund to make a tender offer at such time, if any, that the Fund is unable to rely on such exemption, the Fund intends to suspend the continuous offering of its Shares during the term of such tender offer in the manner prescribed by the 1934 Act (or in such other manner as may be permitted by the staff of the SEC).

 In connection with any tender offer, Shareholders will be furnished with a notice describing the tender offer. Such notice will contain information Shareholders should consider in deciding whether or not to tender their Shares and detailed instructions on how to tender their Shares. A tender offer would be funded by the disposition of portfolio investments. The Fund does not intend to borrow money to finance a tender offer. The price the Fund will pay to repurchase its Shares will be equal to the Fund's net asset value on the day the tender offer expires. During the period that the tender offer is open Shareholders may ascertain the net asset value (which is calculated on the last business day of each week and month) by calling the Fund at (310) 996-6000.

 Although the Board of Directors believes that tender offers for the Shares generally would increase the liquidity of the Shares, the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, could have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Manager may encounter some difficulty in disposing of portfolio securities in order to consummate tender offers. In considering whether to make a tender offer the Board of Directors would consider, among other things, how many (if any) Shareholders have indicated an interest in selling their Shares, the current cash position of the Fund, any potential effect of the repurchase on the Fund's investment management operations, and whether a tender offer would be in the best interests of all Shareholders of the Fund. Shareholders interested in selling Shares pursuant to a prospective tender offer should notify the Fund, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Such notification should be in writing and should specify the number of Shares to be tendered. This information will be considered by the Board of Directors in considering whether to make a tender offer.

 Even if a tender offer has been made, the Directors' current policy (which may be changed in the future), is that the Fund will not make a tender offer if (1) in the judgment of the Directors, there is not sufficient liquidity of Fund assets; (2) such transactions, if consummated, would impair the Fund's status as a regulated investment company under the Internal Revenue Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of Shareholders who receive dividends from the Fund); or (3) there is, in the judgment of the Directors, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitations affecting the Fund or the issuers of its portfolio instruments imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, or (d) other events or conditions that would have a material adverse effect on the Fund or its shareholders if tendered Shares were purchased.

                            RESTRICTIONS ON TRANSFER

At the time it becomes a Shareholder of the Fund, each Shareholder agrees with respect to transfers of Shares that it will not transfer any Shares to a third party unless the prospective purchaser meets the suitability standards set by the Fund, which require currently that: (i) each transferee that is a natural person must hold a minimum of $5 million in investments; or (ii) each transferee that is a person, other than a natural person, must own and invest on a discretionary basis not less than $25 million in investments; (iii) the transferee must be purchasing at least $25,000 worth of Shares; (iv) after transfer, the transferee must have an account balance with the Fund of at least U.S. $100,000; and (v) the transferee must not own upon the transfer of Shares, either alone or together with any affiliate, more than 15% of the Fund's Shares (provided that this limitation shall not apply to the acquisition of Shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all Shares authorized for issuance and sale by the Fund without regard to this limitation). "Transfer" includes any sale, assignment, transfer, encumbrance, hypothecation, pledge or other disposition of any nature, voluntary or involuntary, by operation of law or otherwise, of any Shares or of any interest therein. The Fund and its transfer agent will not effect any transfer of Shares unless sufficient evidence of compliance with the above requirements has been provided to the Fund.

 With respect to individuals, the term "accredited investor" under Regulation D includes a person whose net worth exceeds U.S. $1,000,000, a Director or certain executive Officers of the Fund, and persons who have had, and expect to continue to have, certain levels of income (U.S. $ 200,000 per year, or U.S. $300,000 per year with that person's spouse).

 The Board of Directors of the Fund may from time to time and without Shareholder approval modify the standards that prospective purchasers must meet. Those changes could further limit the liquidity of an investment in the Fund. In light of the limited market for the Shares and the restrictions on transfers of the Shares, investors should not purchase Shares unless the investor has no need for access to the assets so invested and is capable of bearing the significant risk of maintaining that investment for an indefinite period.

 The Fund has arranged with an unaffiliated broker-dealer to assist Shareholders who may wish to sell Fund Shares to effect the purchase and sale of shares to other potential purchasers that meet the Fund's shareholder eligibility requirements (see above). The Manager is responsible for expenses associated with the foregoing arrangement.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

 In placing orders for the purchase and sale of securities for the Fund, the Manager will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. The Manager is authorized to pay spreads or commissions to brokers or dealers furnishing brokerage and research services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The type of services the Manager may consider when selecting brokers to effect transactions includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and the furnishing of analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. There is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

 Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the Manager that such information is only supplementary to its own research efforts, since the information must still be analyzed, weighed and reviewed by the Manager in connection with the Fund. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information may be used by the Manager in connection with the Fund.
Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

 The Fund's portfolio turnover rates for the fiscal years ended June 30, 1998, 1997 and 1996 were 23.41%, 23.75% and 17.78%, respectively. The portfolio turnover rate is expected to be less than 100% each fiscal year.

 Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30, 1998, 1997 and 1996 amounted to $24,494,308, $17,306,312 and $15,787,242, respectively.

                   REPORTS, LISTING AND PUBLICATION OF VALUE

 The Fund does not currently believe there will be an active secondary market for the Shares. To the extent a secondary market does develop, investors should be aware that the shares of closed-end investment companies typically trade at a discount from or premium to their net asset value and frequently trade at a discount from net asset value. Should there ever be a secondary market for Fund Shares, it cannot be predicted whether the Shares would sell at a discount from or premium to net asset value.

 Shares of the Fund are listed on the Luxembourg Stock Exchange. A legal notice and the Articles of Incorporation and By-Laws of the Fund are lodged with the Chief Registrar of the District Court of Luxembourg where such documents are available for inspection and where copies thereof are available upon request. While the restrictions on transfer described above under "Shareholders Agreement and Restrictions on Transfer" remain in effect there may be little (if any) trading in the Fund's Shares on the Luxembourg Stock Exchange or elsewhere. Since the Fund's inception, there has been no public trading of the Fund's Shares.

 Financial statements of the Fund are sent to the Shareholders at least semiannually. At least one of these reports will be audited annually. Reports will be made available at the office of the Fund's Luxembourg transfer agent, Banque Internationale a' Luxembourg, S.A. In addition, notices to Shareholders are published in a Luxembourg newspaper, which is the Luxemburger Wort.

 Attached as Appendix A to this Prospectus are the audited financial statements for the fiscal year ended June 30, 1998.

The Fund's net asset value per Share on November 30, 1998 was $41.71. The total investment return, assuming dividend and capital gain distributions were reinvested, from May 30, 1986 (the commencement of operations) through November 30, 1998 was + 894%.

 Total return for the period is computed as follows:

 An initial investment is divided by the net asset value per Share as of the first day of the period in order to determine the initial number of Shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial Shares purchased and Shares acquired through reinvestment is multiplied by the net asset value per Share as of the end of the period in order to determine ending value. The ending value is divided by the initial investment converted to a percentage which equals total return.

 The total investment return of the Fund may also be computed and presented without deducting management fees. This figure is calculated by adding back the management fee for the month (as a percentage of net assets) to the Fund's total net return for the month as computed in the manner described above.

                               TAX CONSIDERATIONS

The Fund is registered as an investment company under the 1940 Act and intends to qualify and to elect to be taxed as a "regulated investment company" (or "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").
If the Fund is to qualify for the special tax treatment afforded RICs under the Code, it must meet various requirements, including (i) that at least 90% of the Fund's gross income for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of stocks, securities or foreign currencies or from other income derived with respect to its business of investing in stock, securities or currencies; (ii) that at the end of each quarter of its taxable year, it meets certain asset diversification requirements, including that not more than 25% of the value of its assets be invested in the securities of any one issuer and at least 50% of its assets be represented by cash, U.S. Government securities or other securities limited in the case of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of each such issuer; and (iii) that it distribute each year at least 90% of its investment company taxable income (including interest, dividends and net short-term capital gains in excess of net long-term capital losses).

 As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

 If it qualifies for regulated investment company status, the Fund will send written notices to shareholders annually regarding the tax status of all distributions made during such year, the amount of undistributed net capital gains, if any, and any applicable tax credits.

DISTRIBUTIONS

 Dividends of investment company taxable income are taxable to a shareholder as ordinary income whether paid in cash or reinvested in additional Shares. It is anticipated that the dividends will not qualify for the dividends-received deduction for a U.S. corporation.

 Distributions of net capital gains, if any, which are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's Shares, and are not eligible for the dividends-received deduction. The Board of Directors of the Fund generally intends to distribute any net capital gains. If the Fund should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Fund expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (i) would be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. federal income tax liabilities for their proportionate Shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the adjusted basis of the Fund Shares owned by a shareholder of the Fund would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

 Under the Code, the Fund will account for its income and deduction in U.S. dollars and thus may realize gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, including security purchases and sales, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities. Any such gains or losses generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of forward contracts and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses are referred to under the Code as "Section 988" gains or losses. Section 988 gains may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, Section 988 losses may decrease or eliminate income available for distribution. For example, if foreign exchange losses of the Fund were to exceed the Fund's other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, and distributions made before the losses were realized may be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, thus reducing each shareholder's basis in his or her Fund Shares, or, if no remaining basis, as gain from the sale of Fund Shares.

HEDGING TRANSACTIONS

 The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

 In the case of Fund transactions involving many futures contracts, certain foreign currency contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year (and, for excise tax purposes, on October 31 of each calendar year).

 Generally, certain hedging transactions which the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules under the Code may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

 Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed by the Fund to its shareholders and which will be taxed to shareholders of the Fund as ordinary income or long-term capital gain, may be increased or decreased by such hedging transactions.

 Certain requirements under the regulated investment company provisions of the Code may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

SALE OF SHARES

 In general, upon the sale or other disposition of Shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the Shares. However, if the shareholder sells Fund Shares to the Fund (in a tender offer by the Fund, for example), proceeds received by the shareholder may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such Shares.

FOREIGN WITHHOLDING TAXES

 Income received by the Fund from sources within countries other than the United States ("foreign countries") may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, each of the Fund's shareholders will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified with 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

 Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. Any gains from the sale of securities by the Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to elect to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays generally will reduce investment company taxable income.

BACKUP WITHHOLDING

 The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

 The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

INVESTMENT IN FOREIGN INVESTMENT COMPANIES

 The Fund currently invests in Chile and may in the future invest in one or more other countries through vehicles organized under local laws. For U.S. Federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFC's in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for purposes of the 5% and 25% limits of the diversification requirement.

 The Fund may also invest in securities of investment companies which it does not control which are organized under the laws of a country in which it may invest. For U.S. federal income tax purposes, these investment companies will be treated as passive foreign investment companies ("PFIC"). Gain on sale of PFIC shares, and certain excess distributions received from a PFIC, will be treated as ordinary income allocable ratably over the Fund's holding period for its PFIC shares. To the extent attributable to prior taxable years of the Fund, the gains or income will be taxable to the Fund, rather than its shareholders, and tax payable by the Fund will be increased by an interest charge. The Fund may be able to elect with respect to a PFIC to be taxed currently on the PFIC's income and gains. If its election were made it would avoid taxation of the income to the Fund and imposition of any interest charge, and enable the character of the PFIC's income (as net capital gain or ordinary income) to pass through to the Fund.

 Other elections also may become available to the Fund, including one under which the Fund would treat appreciation in value of PFIC shares as gain realized at the end of a taxable year, but treated as ordinary income, such gain, if distributed by the Fund, would not be taxable to the Fund and no interest charge would be imposed.

 The specific consequences of one election normally will differ from the consequences arising under another election. As a result, the Fund will consider the ramifications of the election(s) available to it and will make these elections only as deemed appropriate.

                              GENERAL INFORMATION

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the Fund and its shareholders. However, the Fund understands that its key service providers--including the Manager and its affiliates--are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the Fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The Fund and its Manager will continue to monitor developments relating to this issue.

         CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

 The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

 American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, acts as the Fund's dividend paying agent, transfer agent and registrar for the Shares. The Fund's Luxembourg transfer agent is Banque Internationale a' Luxembourg, S.A.

                   INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

 The accounting firm of PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, acts as independent accountants for the Fund. The financial statements for the year ended June 30, 1998 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

 Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

 At the date of this Prospectus, the Fund was not subject to any pending litigation and was not aware of any threatened litigation.

                             AVAILABLE INFORMATION

 A Registration Statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                            APPENDIX A TO PROSPECTUS

AUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 1998:

Statement of Assets and Liabilities as of June 30, 1998 (including investment portfolio as of June 30, 1998).

Statement of Operations for the fiscal year ended June 30, 1998.

Statement of Changes in Net Assets for the fiscal years ended June 30, 1998 and June 30, 1997.

Per-Share Data and Ratios for the fiscal years ended June 30, 1994 through June 30, 1998.

Notes to Financial Statements for the fiscal year ended June 30, 1998.

Report of Independent Accountants dated August 14, 1998.

                          AUDITED FINANCIAL STATEMENTS

                                     DATED
                                 JUNE 30, 1998


INVESTMENT PORTFOLIO, JUNE 30, 1998
INDUSTRY DIVERSIFICATION

                                                Equity Securities


                                       ---------------------------------


                                       Common         Preferred       Convertible                     Percent of

                                       Stocks         Stocks          Bonds            Bonds          Net Assets

--------------------------------------------------------------------------------------------




Telecommunications                     15.29%         4.47%           -                .08%           19.84%

Banking                                7.12           2.56            .04%             .03            9.75

Utilities: Electric & Gas              5.09           2.69            -                7.78

Beverages & Tobacco                    5.64           1.88            -                -              7.52

Energy Sources                         5.02           .92             .01              -              5.95

Electronic Components                  4.73           -               .05              -              4.78

Merchandising                          2.63           .04             -                -              2.67

Other Industries                       21.30          2.76            .57              6.84           31.47

                                       ------         ------          -----            ------         ------

                                       66.82%         15.32%          .67%             6.95%          89.76%

                                       ======         ======          =====            ======

Short-Term Securities                                                                                 10.03

Excess of cash and receivables over liabilities                                                                  .21


                                                                                                      -------

Net Assets                                                                                            100.00%

                                                                                                      =======

TEN LARGEST EQUITY HOLDINGS                                                      Percent of Gain/Loss

                                                                                 for the Year

                                                             Percent of          Ended 6/30/98*

                                                             Net Assets          (in U.S. Dollars)



Telefonos de Mexico (Telmex)                                 4.43%               +0.59%

Telecomunicacoes Brasileiras (Telebras)                      3.30                -28.09

Taiwan Semiconductor Manufacturing                           2.30                -32.59

Centrais Eletricas Brasileiras (ELETROBRAS)                  1.98                -48.48

Telefonica de Argentina                                      1.54                -6.30

Banco Itau                                                   1.44                +1.88

Cifra                                                        1.39                -13.19

Turkiye Is Bankasi                                           1.38                +27.25

Companhia Energetica de Minas Gerais - CEMIG                 1.35                -27.94

Yapi ve Kredi Bankasi                                        1.29                +120.02


*The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.

EMERGING MARKETS GROWTH FUND, INC.
Investment Portfolio - JUNE 30, 1998

                                                                        Number of
EQUITY - TYPE SECURITIES                                                    Shares     Market   Percent
(common and preferred stocks                                                    or      Value    of Net
  and convertible debentures)                                            Principal      (000)    Assets
                                                                            Amount
Argentina - 6.80%
Banco de Galicia y Buenos Aires SA,  Class B                                2753509   $12,393
Banco de Galicia y Buenos Aires SA, Class B
 (American Depositary Receipts)                                             3059368      55834      .55
Banco Frances del Rio de la Plata SA                                         740600       5600
Banco Frances del Rio de la Plata SA
  (American Depositary Receipts)                                            2342141      53723      .48
Banco Rio de la Plata, Class B
 (American Depositary Receipts)                                             3726700      39363      .32
BI SA  (acquired 10/21/93, cost: $6,130,000) (1)                            6130000       6621      .05
Disco SA (American Depositary Receipts)                                      753000      24096      .19
Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000) (1)                 28022311      29086      .23
IRSA Inversiones y Representaciones SA                                      4084500      12010
IRSA Inversiones y Representaciones SA                                                              .23
  (Global Depositary Receipts)                                               564915      16453
Nortel Inversora SA, Class A, preferred
  (American Depositary Receipts)
  (acquired 11/24/92, cost:$5,562,000) (1)(3)                                803868      10675
Nortel Inversora SA, Class B, preferred                                                             .43
  (American Depositary Receipts)(3)                                         1688140      41993
Perez Companc, Class B                                                     12811086      64321
Perez Companc, Class B (American Depositary Receipts)                        689668       6925      .58
Quilmes Industrial SA, nonvoting, preferred
  (American Depositary Shares)                                              1088800      10616      .09
Sociedad Comercial del Plata SA                                             1059290       1165      .01
Telecom Argentina STET-France Telecom SA, Class B(3)                        2800000      16522
Telecom Argentina STET-France Telecom SA, Class B                                                  1.17
  (American Depositary Shares)(3)                                           4312900     128578
Telefonica de Argentina SA, Class B(3)                                      4910000      15911
Telefonica de Argentina SA, Class B                                                                1.54
  (American Depositary Shares)(3)                                           5366600     174079
YPF SA, Class D (American Depositary Receipts)                              3827500     115064      .93
                                                                                   ---------- ----------
                                                                                        841028     6.80
                                                                                   ---------- ----------

Brazil - 15.52%
Aracruz Celulose SA, Class B, preferred nominative
  (American Depositary Receipts)                                             533550       6102      .05
Banco Bradesco SA, preferred nominative                             11,032,827,214       92059      .74
Banco do Estado de Sao Paulo SA,preferred nominative                      409982700      18969      .15
Banco Itau SA, preferred nominative                                    312,564,300      178377     1.44
Banco Nacional SA, preferred nominative (2)                               215940814         -
Banco Nacional SA, ordinary nominative  (2)                                 2500000         -         -
Banco Real de Investimento SA, preferred nominative                         4650000      17289      .14
Banco Real SA, preferred nominative                                        10771650       8383      .07
Bompreco SA, Supermercados do Nordeste,
  preferred nominative (Global Depositary Receipts)                          329000       4688      .04
Brasmotor SA, preferred nominative                                         50872932       4663      .04
CEN Geradoras, preferred nominative, Class B
  (American Depositary Receipts)                                             722678       5059
CEN Geradoras, ordinary nominative                                                                  .09
 (American Depositary Receipts)                                              906059       6116
Centrais Eletricas Brasileiras SA-ELETROBRAS, Class B,
   preferred nominative (American Depositary Receipts)                      7226788     108402
Centrais Eletricas Brasileiras SA - ELETROBRAS,
  ordinary nominative                                                     164800000       4845     1.98
Centrais Eletricas Brasileiras SA - ELETROBRAS,
  ordinary nominative (American Depositary Receipts)                        9060591     131379
Centrais Eletricas de Santa Catarina SA - CELESC, Class B,
  preferred nominative                                                       983000        748      .01
CESP-Companhia Energetica de Sao Paulo,
  preferred nominative                                                     24700000        686
CESP- Companhia Energetica de Sao Paulo, preferred
  nominative (American Depositary Receipts)                                 1151291       9786      .08
CESP-Companhia Energetica de Sao Paulo,
  ordinary nominative                                                      16927984        397
Companhia Cervejaria Brahma, preferred nominative                         142451437      88686
Companhia Cervejaria Brahma, preferred nominative                                                  1.23
  (American Depositary Receipts)                                            5100500      63756
Companhia Cervejaria Brahma, preferred nominative
  (American Depositary Receipts)                                             224483        124
Companhia Cervejaria Brahma, ordinary nominative                           56147100       9957      .08
Companhia de Eletricidade do Estado do Rio de Janeiro
CERJ, ordinary nominative (2)                                           23019820000      11346      .09
Companhia de Tecidos Norte de Minas- COTEMINAS
preferred nominative (3)                                                   76970466      11647
Companhia de Tecidos Norte de Minas- COTEMINAS                                                      .13
  ordinary nominative (Global Depositary Receipts) (3)                       535000       3946
Companhia Energetica de Minas Gerais-CEMIG,
  prefrred nominative                                                     804718110      25050
Companhia Energetica de Minas Gerais-CEMIG,
 preferred nominative(American Depositary Receipts) (9)                     4250580     128580
                                                                                                   1.35
Companhia Energetica de Minas Gerais-CEMIG,
  preferred nominative (American Depositary Receipts)
  (acquired 6/21/96, cost: $9,501,000) (1)(5)                                457575      13842
Companhia Paranaense de Energia-COPEL, Class B,
  preferred nominative                                                   1916814562      17900
Companhia Paranaense de Energia- COPEL, Class B,                                                    .39
  preferred nominative (American Depositary Receipts)                       2096000      19388
Companhia Paranaense de Energia -COPEL,
  ordinary nominative                                                    1370764600      10786
Companhia Paulista de Forca @ Luz,
  preferred nominative (2)                                                   522153         41
Companhia Paulista de Forca @ Luz,                                                                  .19
  ordinary nominative (2)                                                 234091000      23887
Companhia Vale do Rio Doce
  (American Depositary Receipts)                                            2854037      57794      .47
Consorcio Real Brasileiro de Administracao SA, Class F,
  preferred nominative (3)                                                  1405000       2405      .02
Dixie Toga SA, preferred nominative                                         1872000        793      .01
ELETROPAULO-Eletricidade de Sao Paulo SA,
  preferred nominative                                                     34961925       2630      .02
Empresa Nacional de Commercio Redito SA-Encopar,
  preferred nominative (3)                                                 61861588        155      .00
Empresa Paulista de Transmisao de Energia Eletrica SA-EPTE (2)             34961925        124      .00
GP Capital Partners, LP
  (acquired 1/28/94, cost: $21,468,000)  (1) (3)                              27000      20641      .17
LIGHT- Servicos de Eletricidade SA, ordinary nominative                   114095546      35023      .28
Lojas Americanas SA, ordinary nominative (2)                                8643000         59      .00
Mesbla SA, preferred nominative  (2)                                      111674640                 .00
Mesbla SA, ordinary nominative  (2)                                      1041447836        104      .00
Multicanal Participacoes SA, preferred nominative                                                   .00
  (American Depositary Shares) (2)                                          1441000       7115      .06
Petroleo Brasileiro SA-PETROBRAS, preferred nominative                    611741000     113726      .92
REAL SA Participacoes e Administracao, SA
  Class A, preferred nominative                                                3000          5      .00
Sadia Concordia SAIC, preferred nominative                                  4645000       2892      .02
SA White Martins, ordinary nominative                                      11903844      11014      .09
Souza Cruz SA, ordinary nominative                                          2842000      21134      .17
Telecomunicacoes Brasileiras SA (Telebras),
  preferred nominative                                                     60052090       6532
Telecomunicacoes Brasileiras SA (Telebras),
  preferred nominative (American Depositary Receipts)                       3560618     388775     3.30
Telecomunicacoe Brasileiras SA (Telebras),
  ordinary nominative                                                     155290100      12353
Telecomunicacoe de Sao Paulo SA- (Telebras),
  preferred nominative                                                    273516751      64329
Telecomunicacoes de Sao Paulo SA-Telesp,
  ordinary nominative (2)                                                  35664592       5394      .57
Telecomunicacoes de Sao Paulo SA-Telesp,
  preferred nominative, rights, expire July 10,1998 (2)                    14400315        230
Telecomunicacoes de Sao Paulo SA-Telesp Celular, Class B,
  preferred nominative (2)                                                383782651      31857      .27
Telecomunicacoes de Sao Paulo SA- Telesp Celular,
  ordinary nominative (2)                                                  35664592       1513
Souza Cruz SA, ordinary nominative
Telecomunicacoes Brasileiras SA (Telebras),                                 3332150      98298      .80
Usinas Siderurgicas de Minas Gerais SA,
  preferred nominative (American Depositary Receipts)
  (acquired 9/1/93,cost: $9,774,000) (1)                                    1550305       7558      .06
                                                                                   ---------- ----------
                                                                                       1919337    15.52
                                                                                   ---------- ----------




Chile - 3.18%
Antofagasta PLC                                                             4805530      20061      .16
Banco Santander Chile, Class A
  (American Depositary Receipts)                                            1608500      20709      .17
Compania Cervecerias Unidas SA
   (American Depositary Shares)                                              916500      19361      .16
Compania de Telecomunicaciones de Chile SA
  (American Depositary Receipts)                                            5402252     109733      .89
Distribucion y Servicio D&S SA
   (American Depositary Receipts)                                           1177800      17667      .14
Embotelladora Andina SA, Class A, preferred
  (American Depositary Receipts)                                            2462350      43091
Embotelladora Andina SA, Class B, preferred                                                         .55
   (American Depositary Receipts)                                           1573200      24581
Empresa Nacional de Electricidad SA
  (American Depositary Receipts)                                            6643509      94670      .76
Enersis SA (American Depositary Receipts)                                    765456      18706      .15
Gener SA ,(American Depositary Receipts)                                     248643       4538      .04
Laboratorio Chile SA (American Depositary Receipts)                          120400       1731      .01
Santa Isabel SA (American Depositary Receipts)                               878700       9666      .08
Sociedad Quimica y Minera de Chile SA, Class B
   (American Depositary Receipts)                                            260500       8727      .07
                                                                                   ---------- ----------
                                                                                        393241     3.18
                                                                                   ---------- ----------


China  - 0.66%
China Eastern Airlines Corp. Ltd., Class H (2)                             40700000       3573
China Eastern Airlines Corp. Ltd., Class H,                                                         .04
  (American Depositary Receipts)(2)                                          175700       1559
China Resources Beijing Land Ltd.                                          32392000      10454      .09
China Yuchai International Ltd. (2)                                          913000       2340      .02
Guang Dong Electric Power Development Co. Ltd., Class B                     3191448       1187      .01
Huaneng Power International, Inc., Class N
  (American Depositary Receipts)(2)                                          718200       9651      .08
Jiangsu ExpresswayCo. Ltd.,Class H                                         44584000       8460      .07
Jiangxi CopperCo. Ltd., Class H                                            25403500       1671      .01
NG Fung Hong Ltd.                                                          30059000      20760      .17
Quingling Motors Co.,Ltd., Class H                                         46042600      12779      .10
Tingyi (Cayman Islands) Holding Corp.                                      67261500       4124      .03
Zhejiang Expressway Co. Ltd., Class H                                      27052000       4540      .04
                                                                                   ---------- ----------
                                                                                         81098      .66
                                                                                   ---------- ----------


Republic of Croatia  - 0.84%
PLIVA d.d. (Global Depositary Receipts)                                     6399821     103997      .84
                                                                                   ---------- ----------
                                                                                        103997      .84
                                                                                   ---------- ----------

Czech Republic - 0.34%
SPT Telecom, a.s.   (2)                                                     3049740      42139      .34
                                                                                   ---------- ----------


Ecuador - 0.02%
La Cemento Nacional CA (Global Depositary Receipts)(3)                        15530       2407      .02
                                                                                   ---------- ----------


Egypt - 0.13%
Al-Ahram Beverages Co. (Global Depositary Receipts)  (3)                     510000      16218      .13
                                                                                   -----------------------


Ghana - 0.21%

Ashanti Goldfields Co. Ltd.                                                  691111       5287
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)                    1131500       9193
Ashanti Goldfields Co. Ltd.,                                                                        .21
5.50% exchangeable note March 15, 2003                                 $15,970,000       11978
                                                                                   ---------- ----------
                                                                                         26458      .21
                                                                                   ---------- ----------


Greece - 2.10%
Aluminum de Grece SAIC (2)(3)                                                374540      22178      .18
Ergobank SA Reg                                                              671010      57402      .47
Hellenic Bottling Co. SA                                                    5020620     155248     1.26
Katselis Sons SA, ordinary                                                    74110        446      .00
Titan Cement Co. SA, ordinary                                                366044      23968      .19

                                                                                   ---------- ----------
                                                                                        259242     2.10
                                                                                   ---------- ----------


Hong Kong - 0.68%
China Resources Enterprise, Ltd.                                           35598000      36763      .30
China-Hongkong Photo Products Holdings Ltd.                                11996000       1688      .01
Legend Holdings Ltd (2)                                                    25570000       7674      .07
New World Infrastructure Ltd. (2)                                          17662497      20293
New World In 144 A CV 1.00% 04-15-03 (1)
  April 15, 2003 (acquired 3/24/98, cost: $24,686,000) (1)                 24670000      17762
Siu-Fung Ceramics Holdings Ltd. (2)                                         7869409          0      .30
Tian An China Investments Co. Ltd.                                          4293500        122
                                                                                   ---------- ----------
                                                                                         84302      .68
                                                                                   ---------- ----------

Hungary - 0.93%
Gedeon Richter Ltd.                                                          648200      52145      .42
Matav RT
Graboplast Textil-es Muborgyarto Rt.                                         102200       2588      .02
MATAV, Hungarian Telecommunications Co. Ltd                                 7706000      44733      .36
MOL Magyar Olaj-es Gazipari Rt.
  (Global Depositary Receipts)                                               570100      15393      .13
                                                                                   ---------- ----------
                                                                                        114859      .93
                                                                                   ---------- ----------


India - 5.64%
Asian Paints (India) Ltd.                                                    564600       3244      .03
  Bajaj Auto Ltd.                                                           4396350      59450
                                                                                                    .49
Bajaj Auto Ltd. (Global Depositary Receipts)                                  54900        744
Bharat Forge Ltd.                                                              3250          6        -
Bharat Petroleum (2)                                                        5535200      45898      .37
Bombay Dyeing and Manufacturing Co. Ltd.
  (Global Depositary Receipts)                                                10100         13      .00
cummins India Ltd.                                                          1838000      15328      .12
East India Hotels Ltd.                                                     869,065        4506      .04
Essar Steel Ltd.                                                               300          -       .00
Flex Industries Ltd.                                                         260480         73
Flex Industries Ltd., warrants, expire November 23, 1999                     116210          8      .00
Grasim Industries Ltd.                                                       659480       5577
Grasim Industries Ltd. (Global Depositary Receipts)                         1714265      10757      .13
Hindalco Industries Ltd. (3)                                                2670425      42140
Hindalco Industries Ltd, (Global Depositary Receipts) (3)                   1302280      18232      .49
Hindustan Lever Ltd.                                                        2024500      71791      .58
Hindustan Petroleum Corp. Ltd. (2)                                          3515300      32286      .26
Housing Development Finance Corp. Ltd.                                       294300      20823      .17
Indian Aluminum Co., Ltd.                                                   2597371       7565      .06
Indian Rayon and Industries Ltd.                                            1527825       7404
Indian Rayon and Industries Ltd.                                                                    .08
  (Global Depositary Receipts)                                               597000       1881
Indo Gulf Fertilisers and Chemicals Corp. Ltd.                              2155200       1804
Indo Gulf Fertilisers and Chemicals Corp. Ltd.                                                      .02
  (Global Depositary Receipts)                                              1770900        947
Industrial Credit and Investment Corp. of India Ltd.                        3176760       5857      .05
Ispat Industries Ltd. 3.00% convertible Eurobond
  April 1, 2001                                                             4624000       2220
Ispat Industries Ltd., 3.00% convertible bond April 1,2001                                          .04
  (acquired 3/1/94, cost: $6,258,000) (1)                                   6375000       3060
I.T.C. Ltd.                                                                   13247        204
Madras Cements  Ltd.                                                        22,000        1859      .02
Mahanagar Telephone Nigam Ltd.                                          22,903,000       96593
Mahanagar Telephone Nigam Ltd.                                                                      .85
  (Global Depositary Receipts)                                               802700       8408
Mahindra & Mahindra Ltd.                                                    2658516      13524
Mahindra & Mahindra Ltd. (Global Depositary Receipts)                        958333       4193
Mahindra & Mahindra Ltd. 5.00% convertible bond                                                     .18
  July 9,2001 (acquired 7/3/96; cost: $5,952,000)                           5954000       4972
Master Gain Scheme (2)                                                       177000         42
Max India Ltd                                                                315377       1030
Max India Ltd. 12.50% nonconvertible debenture                                                      .01
  March 2, 2004                                                            $41,957         156
Motor Industries Co. Ltd. (3)                                                201855      18301      .15
Nicholas Piramal India Ltd. (9)                                             1885700      15034      .12
Niko Resources LTD C$ (2) (3)                                               1000000       2962      .02
Ranbaxy Laboratories Ltd.                                                   1591950      20595
Ranbaxy Laboratories Ltd. (Global Depositary Receipts)                       874525      13861      .28
Raymond Woollen Mills Ltd. (5)                                               931800       1764
                                                                                                    .04
Raymond Woollen Mills Ltd. (Global Depositary Receipts) (9)                 1083000       3358
Reliance Industries Ltd.                                                   15251000      51630
                                                                                                    .45
Reliance Industries Ltd. (Global Depositary Receipts)                        657150       4288
Sundaram Finance Ltd.                                                       38,400         213
Tata Engineering and Locomotive Co. Ltd.                                 4,577,400       17920
Tata Engineering and Locomotive Co. Ltd.                                                            .26
   (Global Depositary Receipts)                                          4,960,191       14508
United Phospherous Ltd.                                                      822700       1957
                                                                                                    .02
United Phospherous Ltd. (Global Depositary Receipts)                         358964        898
Videsh Sanchar Nigam Ltd.                                                    986800      21929
                                                                                                    .22
Videsh Sanchar Nigam Ltd. (Global Depositary Receipts)                       473700       5069
Zee Telefilms Ltd. (3)                                                      1010200      10986      .09
                                                                                   ---------- ----------
                                                                                        697895     5.64
                                                                                   ---------- ----------

Indonesia - 1.20%
PT Aneka Tambang                                                           18871000       1952      .02
APP Fin (VII)Maur Convertible 144A 3.50% 04-30-03 (1)
  April 30, 2003 (acquired 4/23/98, cost: $6,180,000)                       6180000       4867      .04
Asia Pacific Resources International Holdings Ltd.,
  Class A (2)                                                               2420969       4388      .04
Asia Pulp & Paper Co, Ltd. (American Depostary Receipts)                    2514000      28282      .23
PT Astra International Inc.                                                65123500       4491      .04
PT Bank International Indonesia                                            10231459        212
PT Bank Internasional Indonesia , warrants,
  expire January 17, 2000 (2)                                                909462          4
PT BAT Indonesia                                                             530000        841      .01
Gulf Indonesia Resources Ltd,(2)                                             482500       5549      .05
PT Hanjaya Mandala Sampoerna                                               29535000       4125      .03
PT Indah Kiat Pulp/Paper Corp.                                            158800000      30939      .25
PT Indofood Sukses Makmur                                                  61335200       6133      .05
PT Indo-Rama Synthetics                                                    26315500       2087      .02
PT International Nickel Indonesia                                           5069500       2727      .02
PT Jaya Real Property                                                       1549000         19      .00
PT Lautan Luas Tbk                                                          3158000        207      .00
PT Lippo Bank                                                              18584000        961      .01
PT Mayora Indah                                                             3205500        133      .00
PT Modern Photo Film Co.                                                   10500800        597      .00
PT Mulia Industrindo                                                        7175572        124      .00
PT Pabrik Kertas Tjiwi Kimia                                               11653272       1487      .01
Perusahaan Perseroan (Persero) PT Indonesian
  satellite Corp.                                                           3683500       4369
Perusahaan Perseroan (Persero) PT Indonesian                                                        .19
  Satellite Corp. (American Depositary Receipts)                            1757980      19557
Perusahaan Perseroan (Persero) PT Telekomunikasi
  Indonesia, Class B                                                       42093500      12120
Perusahaan Perseroan (Persero) PT Telekomunikasi                                                    .13
  Indonesia, Class B (American Depositary Receipts)                          729000       4237
PT PP London Sumatra Indonesia                                             12000000        952      .01
PT Ramayana Lestari Sentosa Tbk                                             4314000        342      .00
PT Semen Gresik                                                             6633500       3843      .03
PT Tambang Timah (Persero),                                                 2069000        945
PT Tambang Timah  (Persero)                                                                         .02
  (Global Depositary Receipts)                                               440270       1959
PT United Tractors                                                          3915000        122      .00
                                                                                   ---------- ----------
                                                                                        148571     1.20
                                                                                   ---------- ----------


Kazakhstan  - 0.03%

JSC Kazkommertsbank (American Depositary Receipts)                           154000       3273      .03
  (acquired 9/10/97, cost: $4,024,000)  (1)(2)                                     ---------------------




Malaysia  - 0.89%

Commerce Asset-Holding Bhd.                                                 5487240       2064      .02
Guinness Anchor Bhd.                                                        6975000       7448      .06
Hap Seng Consolidated Bhd.                                                 12058000       6438      .05
Hong Leong Credit Bhd.                                                      1833600       1246
Hong Leong Credit Bhd.,                                                                             .01
 warrants, expire December 27, 2001 (2)                                      174400         14
Genting Intl PLC(2)                                                         6864000        721      .01
IJM Corp. Bhd.                                                              9902714       2644      .02
IOI Corp. Bhd.                                                             18316000       9201      .08
Leader Universal Holdings Bhd.                                              8965000       1349      .01
Malaysian Airline System Bhd.                                               2291000        762      .01
Malaysian Pacific Industries Bhd                                            1116000       1327      .01
Nestle (Malaysia) Sdn. Bhd.                                                 4765000      21741      .18
Oriental Holdings Bhd.                                                      3497120       5856      .05
O.Y.L. Industries Bhd.                                                       453000        990      .01
PPB Oil Palms BHD                                                           4589000       3007      .02
Rothmans of Pall Mall (Malaysia) Bhd.                                       1676000      11694      .09
Sime Darby Bhd.                                                            23549000      16345      .13
Sime UEP Properties Bhd.                                                    3017000       1743      .01
Star Publications                                                           1516000       1280      .01
Technology Resources Industries Bhd.                                         615000        425
UMW Holdings Bhd.                                                           7147359       3226      .03
UMW Holdings Bhd., warrants, expire January 26, 2000                         575159         39      .07
YTL Corp.                                                                  12065000       9135      .01
YTL Power International Bhd. (1) (2)                                        3152000       1729

                                                                                   ---------- ----------
                                                                                        110424      .89
                                                                                   ---------- ----------
Mauritius  - 0.06%
State Bank of Mauritius                                                    10927000       7315      .06
                                                                                   ---------- ----------

Mexico  - 9.31%
Apasco, SA de CV                                                            1647576       8718      .07
Carso Global Telecom, SA de CV                                              2980000       9461      .08
Cemex, SA de CV, Class A                                                    2956762      11133
Cemex, SA de CV, Class B                                                    9242251      40667
Cemex, SA de CV, Class B (American Depositary Receipts)                      755792       6566
                                                                                                    .69
Cemex, SA de CV, ordinary participation certificates                        7275597      27353
Cemex , SA de CV, ordinary particiaption certificates
(American Depositary Receipts)                                             23891.76        179
Cifra, SA de CV, Class C(3)                                                34106334      47415
Cifra, SA de CV, Class V (2)(3)                                            70315202     105743
Cifra, SA de CV, Class V
 (American Depositary Receipts) (2) (3)                                     1240543      18298     1.39
Coca-Cola FEMSA, SA de CV, Class L
  (American Depositary Receipts)                                             989400      17191      .14
Consorcio International Hospital, SA de CV, preferred
preferred (acquired 9/25/97, cost: $4,533,000)  (1) (2)                       22665       4533      .04
Grupo Carso, SA de CV, Class A, ordinary
  participation certificates                                                1828100       7698      .06
Grupo Casa Autrey, SA de CV (American Depositary Receipts)                   810000       5265      .04
Grupo Financiero Banamex Accival, SA de CV, Class B (2)                     5019675       9785
Grupo Financiero Banamex Accival, SA de CV, Class L (2)                     6961238      11477
Grupo Financiero Banamex Accival, SA de CV,
  7.00% convertible Eurobonds December 15, 1999                            103,000         101      .17
Grupo Financiero Banamex Accival, SA de CV,
  11.00% convertible July 15,  2003
   (acquired 7/12/96, cost:  $351,000)(1)                                $ 371,000         377
Grupo Financiero Bancomer, SA de CV, Class B                               37100000      13845
Grupo Financiero Bancomer, SA de CV., Series L2 25.387%                                             .12
  convertible subordinated debentures May 16, 2002                    MXN5,750,000         713
Grupo Financiero BBV-Probursa, SA de CV, Class B (2)                       41464331       5266      .04
Grupo Industrial Emprex, Class B
  (formerly Fomento Economico Mexicano, SA de CV) (2)                       1980400      62383      .51
Grupo Industrial Maseca, SA de CV, Class B
  (American Depositary Receipts)                                            1064700      11845      .10
Grupo Mexico, SA de CV, Class L (2)                                         4862500      13352      .11
Grupo Televisa, SA, ordinary participation certificates (2)                  263000       4922
Grupo Televisa, SA, ordinary participation certificates
  (American Depositary Receipts) (2)                                        1306599      49161      .44
Kimberly-Clark de Mexico, SA de CV, Class A,
  ordinary participation certificates                                      21833300      77585
                                                                                                    .64
Kimberly-Clark de Mexico, SA de CV, Class B                                  350000       1821
Pepsi-Gemex, SA de CV, ordinary participation certificates
  (Global Depositary Receipts)                                               662000       7985      .07
Telefonos de Mexico, SA de CV, Class A                                      9137500      21884
Telefonos de Mexico, SA de CV, Class A
   (American Depositary Receipts)                                             71000        166
Telefonos de Mexico, SA de CV, Class L                                     13706250      32979
Telefonos de Mexico, SA de CV, Class L                                                             4.43
    (American Depositary Receipts)                                         10252275     492750
TV Azteca SA de CV, (American Depositary Receipts)                          1993800      21558      .17
                                                                                   ---------- ----------
                                                                                       1150175     9.31
                                                                                   ---------- ----------
Morocco  - 0.31%
Banque Commerciale du Maroc                                                   35443       3506      .03
Cimenterie de l'Oriental, Class A                                            100641      11165      .09
ONA SA                                                                        56000       6782      .05
Societe des Brasseries du Maroc                                               23432       7955      .07
Wafabank, Class A                                                             72000       8653      .07
                                                                                   ---------- ----------
                                                                                         38061      .31
                                                                                   ---------- ----------

Pakistan  - 0.15%
Chakwal Cement Co. Ltd. (Global Depositary Receipts) (2)                     891111         -       .00
Engro Chemical Pakistan Ltd.                                                4545490       4883      .04
Hub Power Co. Ltd.  (Global Depositary Receipts)                            1263328       8211      .07
Pakistan Telecommunication Corp.
  (Global Depositary Receipts)                                               150900       4980      .04
                                                                                   ---------- ----------
                                                                                         18074      .15
                                                                                   ---------- ----------

Peru  - 1.60%
Cementos Lima SA                                                             641888      12007      .10
Compania de Minas Buenaventura SA, Class B                                   111975        735
Compania de Minas Buenaventura SA, Class B
  (American Depositary Receipts)                                            1166298      15307      .17
Compania de Minas Buenaventura SA, Class T                                   963000       5381
Credicorp Ltd.                                                            5152590.8      75678      .61
Minsur SA-Trabajo                                                           3482386       6882      .06
Ontario-Quinta (acquired 8/15/94, cost: $12,900,000) (1)                    7224130       7737      .06
Telefonica del Peru,
 Class B (American Depositary Shares)                                       3603000      73636      .60
                                                                                   ---------- ----------
                                                                                        197363     1.60
                                                                                   ---------- ----------

Philippines  - 2.33%

Ayala Corp., Class B                                                       50728110      13140
Ayala Corp., Class B (Global Depositary Shares)                             1158696       2456      .13
Ayala Land, Inc.                                                          117524133      33983
Ayala Land, Inc.,6.00% convertible bond  March 19, 2002                 PHP260,000,       4386      .31
Bacnotan Consolidated Industries, Inc.                                       567100        417
Bacnotan Consolidated Industries, Inc., 5.50% convertible
  bond June 21, 2004 (acquired 6/8/94, cost: $4,484,000) (1)            $4,500,000        1575      .02
Bank of the Philippine Islands                                              5211800      10675      .09
Bayan Telecommunications Holding Corp.
  (acquired 2/12/98, cost: $81,000) (1) (2)                                   32281         78
Bayan Telecommunications Holding Corp. convertible
preferred (acquired 12/22/97, cost: $9,000,000)  (1) (2)                     180000       9000      .07
Benpres Holdings Corp. (Global Depositary Receipts) (2)                     5815194      14538      .12
C&P Homes, Inc. (2)                                                     47,656,450        2411      .02
Fil-Estate Land, Inc. (2)                                                  25300000        658      .01
Fortune Cement Corp. (2)                                                   42335625       2244      .02
HI Cement Corp.                                                            33051900       2070      .01
International Container Terminal Services, Inc. (2)                        13022392       1491
International Container Terminal Services, Inc.,
  6.00% convertible bond February 19,2000                                                           .03
  (acquired 2/18/93, cost: $4,000,000) (1)                              $4,000,000        2400
JG Summit Holdings, Inc., Class B                                          21119513        916
JG Summit Holdings, Inc., Class B
  (Global Depositary Shares)                                                  20000         82      .05
JG Summit Holdings, Inc., 3.50% convertible bond
   December 23,2003 (acquired 12/9/93, cost: $9,870,000) (1)            $9,870,000        5182
Keppel Philippines Holdings, Inc., Class B (2)                                44893          1      .00
Manila Electric Co., Class B                                                5076507      13456      .11
Metropolitan Bank and Trust Co.                                             2698070      15928      .13
Petron Corp. (2)                                                            8381074        889      .01
Philippine Airlines Inc. (2)                                               53811255         -       .00
Philippine Long Distance Telephone Co., ordinary (2)                         172500       3949
Philippine Long Distance Telephone Co., ordinary
  (American Depositary Shares)                                              3740516      84629      .75
Philippine Long Distance Telephone Co., convertible
  preferred, Series III (Global Depositary Shares)                            87000       4002
Philippine National Bank (2)                                                 530208        633      .00
PR Holdings, Inc., subscription rights
  (acquired 7/8/92, cost: $9,835,000) (1) (2)                               2236600         -       .00
San Miguel Corp., Class B                                                  27858852      36921      .30
SM Prime Holdings, Inc.                                                    99467000      15819      .13
Southeast Asia Cement Holdings, Inc. (2)                                   68088782        574      .00
Universal Robina Corp.                                                     29809400       3053      .02
                                                                                   ---------- ----------
                                                                                        287556     2.33
                                                                                   ---------- ----------

Poland  - 1.27%
@ Entertainment (2)                                                          192000       2112
@ Entertainment (1)(2)                                                       461000       5071      .06
Bank Handlowy  W Warszawie SA                                               1577920      30114
Bank Handlowy w Warszawie SA                                                                        .36
  (Global Depositary Receipts)                                               790072      15090
Bank Rozwoju Exportu SA                                                      604700      16400      .13
Bank Rozwoju Exportu, Rights, expire July 10,1998 (2)                        604700        174
Bid Bank GDANSKI SA
  (formerly Bank Inlcjatyw Gospodarczych BIG SA)                            1907948       2546      .02
Elektrim SA                                                                 2610325      31838
Elektrim SA, 2.0% convertible bond May 30, 2004                       DEM9,727,000        6848      .31
Exbud SA (2) (3)                                                             634193       7644      .06
KGHM Polska Miedz (Global Ddepositary Receipts)                             3182600      25698      .21
Optimus SA                                                                   178900       3594      .03
Polifarb Cieszyn Wroclaw                                                    1967667       5082      .04
Zaklady Metali Lekkich Kety SA (2)                                           292680       4410      .04
Zaklady Piwowarskie w Zywcu SA (3)                                             7262        875      .01
                                                                                   ---------- ----------
                                                                           24085967     157496     1.27
                                                                                   ---------- ----------
Portugal  - 1.63%
Portugal Telecom ,SA                                                        1703105      90278
Portugal Telecom, SA (American Depositary Receipts)                          951500      50370     1.14
TELECEL - Comunicacoes Pessoais, SA                                          344300      61145      .49
TVI-Televisao Independente, SA non voting preferred (2) (3)                   26375         26      .00
                                                                                   ---------- ----------
                                                                                        201819     1.63
                                                                                   ---------- ----------

Russian Federation  - 3.76%
AO Mosenergo Power Generation and Electrification
   Amalgamation                                                            45000000       2250
AO Mosenergo Power Generation and Electrification                                                   .19
   Amalgamation (American  Depositary Shares)                               3418800      17094
AO Mosenergo Power Generation and Electrification
  Amalgamation (Russian Depositary Trust Certificate)                           750       3750
Ao Torgovy Dom Gum (Russian Depoitary Trust Certificate)                        270       4050      .03
Avalon Oil PLC (2)  (9)                                                  5,068,000        3047      .02
Global Tele-Systems Ltd.,(acquired 2/2/96,
   cost: less than $1,000) (1) (2)                                          2225042     104132      .84
Irkutskenergo (Russian Depositary Trust Certificate)                            685      13426      .11
JSC Moscow City Telephone Network (MGTS) (2)                                   3200       1184
JSC Moscow City Telephone Network (MGTS)
  (Russian Depositary Trust Certificate) (2)                                   1111      20554      .18
Kamaz (2)                                                                   4345000       1521      .01
Lenenergo                                                                  28336800      11476      .09
LUKoil Holding  (American Depositary Receipts)                              1593700      53548      .43
New Century Capital Partners, LP
  (acquired 12/7/95,cost: $5,492,000) (1)(2)(5)                             5256300       5492      .05
Nizhny Novgorod Sviazinform
  (Russian Depositary Trust Certificate) (2)                                     70       3675      .03
Ramco Energy PLC (5)                                                     1,417,000       16089      .13
RAO Gazprom, (American Depositary Receipts)                                 1606630      17793
RAO Gazprom  (American Depositary Receipts)
  (acquired 10/21/96, cost:$38,674,000) (1) (3)                             2322800      25725      .35
Russian Telecommunications Development Corp.
  (acquired 12/22/93, cost: $3,800,000) (1)(2)                               380000       1900
Russian Telecommunications Development Corp.,
nonvoting ordinary (acquired 12/22/93,                                                              .04
cost: $6,200,000)  (1)(2)                                                    620000       3100
St. Petersburg Telephone Network JSC (2)                                   12913020       7851      .06
Star Mining Corp (2)                                                       18884400     70.00
StoryFirst Communications Inc., Class B, Senior
  convertible preferred (acquired 10/14/97,
  cost: $14,848,000) (1) (2) (3)                                              10383      14848      .12
Unified Energy Systems of Russia                                         1030329500     132913
Unified Energy System of Russia                                                                    1.08
  (Global Depositary Receitps)                                                 1800         24
Xavier Corp US$ (2) (3)                                                     1350000         -       .00
                                                                                   ---------- ------------
                                                                                        465512     3.76
                                                                                   ---------- ------------

Slovakia  - 0.09%
VSZ, AS (5)                                                                 1141427       9425      .09
                                                                                   ---------- ------------

South Africa  - 4.48%
African Oxygen Ltd.                                                         6811139      11447      .09
Bidvest Group Ltd.(2)                                                       1830860      13924      .11
Coronation Holdings Ltd., Class N (2)                                       2555338      38223
Coronation Holdings Ltd. (2)                                                 555400       8588      .38
Ellerine Holding Ltd.                                                       2806465      15329      .12
Energy Africa Ltd.(2)                                                       2294500       7616      .06
Gencor LTD                                                                  6725000      10342      .08
Hudaco Industries Ltd.                                                      1452000       2367      .02
International  Pepsi-Cola Bottler Investments
  (aquired 12/18/95, cost:  $9,900,000) (1)(2)(3)(5)                         100000      10000      .08
Iscor Ltd.                                                                113116268      21292      .17
JD Group Ltd.                                                               3580723      24012      .19
Malbak Ltd.                                                                 4609076       3099      .03
Metro Cash and Carry Ltd.                                                  39012623      24588      .20
Nasionale Pers Beperk N, Class N                                            5466000      35828      .29
New Clicks Holding Ltd.                                                      684267        857      .01
Rembrandt Group Ltd.                                                        3237000      20129      .16
Sage Group Ltd.                                                             1570000       6597      .05
Sasol Ltd.                                                                 22930686     132381     1.07
South African Capital Growth Fund, LP, Class A
  (acquired 8/25/95, cost: $1,765,000)  (1) (5)                                1900       2464
South Africa Capital Growth Fund, LP, Class D                                                       .18
  (acquired 8/25/95, cost: $12,681,000)  (1) (5)                              13650      17707
South African Breweries Ltd.                                                6081338     124693     1.01
South African Druggist Ltd.(3)                                              4798839      22260      .18
                                                                                   ---------- ----------
                                                                                        553743     4.48
                                                                                   ---------- ----------
South Korea  - 2.04%
Anam Industrial Co. Ltd. (2)                                                 634872       1492      .01
Daehan Asia Trust (International Depositary Receipts)                          2820       1094      .01
Daehan Korea Trust (International Depositary Receipts)                          500         97      .00
Daewoo Securities Co., Ltd., nonvoting preferred                             102440        125
Daewoo Securities Co., Ltd.,ordinary  (2)                                    678502       2526      .02
Hansol Paper Co., Ltd.                                                       718160       3407      .03
Hyundai Motor Co.                                                           1486690      15084
Hyundai Motor Co., nonvoting preferred
  (Global Depositary Receipts)                                              1188250       2228      .14
Korea Electric Power Corp.                                                     2340         25      .00
Korea Industrial Leasing Co., Ltd. (2)                                       241000         99      .00
Korea Pacific Trust
 (International Depositary Receipts) (2)                                       3000       1320      .01
Korea Zinc Co. Ltd.                                                          474070       3703      .03
LG Electronics Inc., non-voting preferred
  (Global Depositary Receipts)                                               311710        475      .01
LG Securities Ltd., preferred (2)                                            235890        158      .00
LG Semiconductor Co. (2)                                                     438680       3426      .03
Mirae Co                                                                      74727        124      .00
Pohang Iron & Steel Co., Ltd. (2)                                             77740       2576      .02
Samsung Display Devices                                                      908911      24879
Samsung Display Devices  0.5% convertible Eurobonds
 April 12, 2002                                                           $770,000         805      .21
Samsung Electronics Co., Ltd., nonvoting preferred                           156813       1889
Samsung Electronics Co., Ltd., nonvoting preferred
  (Global Depositary Shares)                                                 485468       4127     1.15
Samsung Electronics Co., Ltd.                                               3166306      98225
Samsung Electronics Co., Ltd.(Global Depositary Shares)                     2427235      38533
Samsung Fire & Marine Insurance (2)                                           31071       5194      .04
Seoul Asia Index Trust (2)
 (International Depositary Receipts)                                             80        180      .00
Shinhan Bank (2)                                                              32000        107      .00
SK Telecom Co., Ltd.                                                          63426      29128
SK Telecom Co., Ltd. (American Depositary Receipts)                         1964982      10930      .33
Yukong Ltd., warrants, expire June 18, 1999 (2)                              8,000         137      .00
                                                                                   ---------- ----------
                                                                                        252093     2.04
                                                                                   ---------- ----------


Sri Lanka  - 0.06%
Asian Hotels Corp. Ltd.                                                    12215000        888      .01
Development Finance Corp of Ceylon (3)                                      1788861       3695      .03
National Develpoment Bank of Sri Lanka                                      1296600       2480      .02
                                                                                   ---------- ----------
                                                                                          7063      .06
                                                                                   ---------- ----------


Taiwan  - 6.49%
Acer Computer Intl.                                                         1639500        574      .00
Acer Peripherals Inc.                                                      13931406      16060      .13
Advanced Semiconductor Engineering, Inc. (2)                            54827765.76      93372
Advanced Semiconductor Engineering,  Inc.
  (Global Depositary Receipts) (2)                                           482790       4285      .79
ASE Test Ltd (2)                                                            1760700      54582      .44
Asia Cement Corp.                                                          24831048      23132      .19
Asia Corporate Partners Fund, Class B
  (acquired 3/12/96; cost: $20,027,000) (1)(2)(5)                             40000      18873      .15
Asustek Computer Inc. (2)                                                  16977500     138880     1.12
Cathay Construction Co. Ltd.                                               18804400      13193      .11
China Steel Corp.                                                           8097500       5445      .04
Compal Electronics (2)                                                     28527800      76819      .62
Delta Electronics Inc., 0.50% convertible bond
  March 6,2004 (acquired 2/27/97, cost: $4,247,000) (1)                     4232000       4507      .04
Lite-on Technology                                                         19338220      18015      .15
Nan Ya Plastics Corp.,1.75% Eurobond July 19, 2001                      $1,850,000        1956      .02
Primax Electronics Ltd.                                                     8530056      16637      .14
 Seres Capital (Cayman Islands)
  (acquired 3/12/96; cost:$25,000) (1)(3)                                         2         25
Seres Capital (Cayman Islands), nonvoting
  (acquired 3/12/96; cost: $125,000) (1)(3)                                      8         125      .00
Siliconware Precision Industries Co., Ltd.                                  4624000       6717      .06
Taiwan Mask Corp. (2)                                                       5448038      14591      .12
Taiwan Semiconductor Manufacturing Co. Ltd,                               137259465     283701
Taiwan Semiconductor Manufacturing Co. Ltd,
  convertible Eurobonds July 3, 2002 (acquired 7/4/97,                                             2.30
cost: $1,044,000) (1)(2)                                               $ 1,000,000        1103
Ton Yi Industrial Corp. (2)                                                 3977631       2605      .02
Unicap Electronics Industrial Corp. (2)                                      431222        596      .00
Wus Printed Circuit Co., Ltd.                                               1431430       2605      .02
Yangming Marine Transport Corp. (2)                                         6890800       4313      .03
                                                                                   ---------- ----------
                                                                                        802711     6.49
                                                                                   ---------- ----------

Thailand  - 0.45%
Bangkok Bank PCL(2)                                                        16237460      20104      .16
Bank of Ayudhya PCL                                                          654000         84      .00
Charoen Pokphand Feedmill PCL(2)                                            1509900       1258      .01
Dusit Thani PCL (2)                                                          990000        943      .01
Electricity Generating Authority of Thailand (2)                           10180817      15878
Electricity Generating Authority of Thailand
  Local Registered (2)                                                         8130         10      .13
Post Publishing PCL (2)(3)                                                  2525000       2465      .02
PTT Exploration and Production PCL (2)                                      1302500       9924      .08
Serm Suk PCL (2)                                                             210166       1501
Serm Suk PCL, local registered (2)                                            64960        309      .02
Siam Commercial Bank PCL                                                    1109466        357
Siam Commercial Bank, warrants (2)                                           277366         -       .00
Swedish Motors Corp. PCL (2)                                                1608100         92      .00
Thai Farmers Bank PCL                                                       1182010       1048
Thai Farmers Bank PCL
  warrants, expire September 15, 2002 (2)                                    147851          9      .01
Thai Glass Industries PCL                                                   1272200       2029      .01
  Wattachak 3.50% convertible bond December 6, 2003 (2)                 $6,400,000          -       .00
                                                                                   ---------- ----------
                                                                                         56011      .45
                                                                                   ---------- ----------
Turkey  - 6.04%
Adana Cimento Sanayii TAS, Class A (3) (4)                                302959339      11267
Adana Cimento Sanayii, TAS, Class C (3)                                   104042945        498      .10
Aktas Elektrik Ticaret AS                                                  37154868      19540      .16
Ege Biracilik ve Malt Sanayii AS                                          181448538      21470      .17
Erciyas Biracilik ve Malt Sanayii AS                                      155582000      23670      .19
Eregli Demir ve Celik Fabrikalari TAS(2) (3)                              364422000      56810      .46
Koc Holding AS, ordinary                                                  319991538      62505      .50
Migros Turk TAS                                                            43223363      42215      .34
Nergis Holding                                                             99999960       8640      .07
Netas Northern Electric Telekomunikasyon AS (2)                            33819300       9020      .07
Petrol Ofisi AS                                                           200648437      51253      .41
Trakya Cam Sanayii AS (3)                                                 564604574      23330      .19
Turkiye Garanti Bank AS(2)                                             910,240,000       41886      .34
Turkiye Is Bankasi AS                                                4,213,583,149      170152     1.38
Turkiye Sise ve Cam Fabrikalari AS  (9)                              1,391,502,947       45998      .37
Yapi Kredi Bankasi AS (3)                                            6,224,535,060      158998     1.29
                                                                                   ---------- ----------
                                                                                        747252     6.04
                                                                                   ---------- ----------
Ukraine - 0.07%
JKX Oil & Gas PCL(2) (3)                                                10,230,233        6150
JKX Oil & Gas PLC, 7.00% convertible bond June 30, 2001
  (acquired 6/6/96 , cost: $2,000,000) (1), (3)                          2,000,000        2000      .07

                                                                                   ---------- ----------
                                                                                          8150      .07
                                                                                   ---------- ----------
Venezuela - 0.42%
Compania Anonima Nacional Telefonos de Venezuela
   (CANTV), Class D (American Depositary Receipts)                       2,092,000       52300      .42
                                                                                   ---------- ----------

Vietnam - 0.03%
Vietnam Frontier Fund
  (acquired 7/21/94, cost: $2,293,000) (1)(2)(5)                             222610       1113      .01
Vietnam Investment Fund, preferred, units
  (acquired 8/4/94, cost: $3,206,000) (1)(2)(5)                                  30       3206
Vietnam Investment Fund, ordinary, units
  (acquired 8/4/94, cost: less than $1,000) (1)(2)(5)                             6         -       .02
                                                                                   ---------- ----------
                                                                                          4319      .03
                                                                                   ---------- ----------


Multi  National  - 2.55%
Aminex PLC (acquired 8/1/97, cost: $3,856,000) (1) (2) (5)                  3250000       2551      .02
Argosy Mining Corp (2)                                                       424462         66      .00
Armada Gold Corp C$ (2) (5)                                                 5315000        905      .01
Armada Gold Corp. 10.00% convertible bond July 8,2004 (9)                CAD800000         380      .00
Billiton PLC                                                            18,156,778       36079      .29
Cie. Financiere pour l'Europe Centrale SA
 (Global Depositary Receipts) (2)                                            103195       1419      .01
Diamondworks Ltd (2)                                                        4000000       3786      .03
Diamondworks Ltd., warrants, expire July 15, 1998 (2)                       1000000         26      .00
Dragon Oil PLC (2)                                                          6515200       4569      .04
Freeport-McMoRan Copper & Gold Inc., Class A                                  90000       1282      .01
Glencar Mining (PLC) (2)                                                     519735        339      .00
Marchmont Gold C$ (2)                                                        148380         10      .00
New Asia East Investment Fund Ltd., Class A
  (acquired 5/23/96, cost: $2,936,000) (1) (2)                               293600       2766
New Asia East Investment Fund Ltd., Class B                                                         .33
  (acquired 5/23/96, cost: $40,064,000) (1) (2)                             4006400      37744
New Europe East Investment Fund Ltd., Class B
  (acquired 6/4/93, cost: $38,116,000) (1) (2)                                  436      72883      .59
Oliver Gold Corp (2)                                                          75795     11.00       .00
Panamerican Beverages, Inc., Class A                                        4062800     127724     1.03
Star Cruises PLC (2)                                                        6944200      13263      .11
Sutton Resources LTD (2) (3)                                                1844500   9569.00
Sutton Resources Ltd., warrants, expire September 30, 1998 (2) (3)           155000    158.00       .08
                                                                                   ----------------------
                                                                                        315530     2.55
                                                                                   ---------- ----------

Miscellaneous  - 0.51%
  Equity securities in initial period of acquisition                                     62788      .51
                                                                                   ---------- ----------

TOTAL EQUITY SECURITIES (cost: $10,925,487,000)                                    10,239,245     82.81
                                                                                   ---------- ----------



                                                                        Principal
                                                                            Amount
                                                                            (000)
BOND & NOTES

Argentina  - 1.93%
Republic of Argentina:
8.75% July 10,2002                                                        ARP15620       13552      .11
9.75% September 19, 2027                                                     2,930        2718      .02
11.00% Octpber 9,2006                                                         37575      39642      .32
11.375% January 30, 2017                                                    20,600       21939      .18
11.75% February 12, 2007
  (acquired 1/29/97, cost: $33,035,000) (1)                              ARP33200        31586      .25
11.75% February 12, 2007                                                  ARP23700       22548      .18
Bocon PIK 3.2052% April 1,2007 (4)                                         ARS8429        5721      .05
Series L 6.6875% March 31, 2005 (4)                                         22,373      19800      .16
Bonos Del Tesoro 8.75% May 9, 2002                                          74,750      71,199      .58
CEI Citicorp Holdings, Series B 11.25% February14, 2007                  ARS11675         9,692      .08
Republic of Argentina Bearer Bond,

                                                                                   ---------- ----------
                                                                                        238397     1.93
                                                                                   ---------- ----------

Brazil - 0.59%
Federal Republic of Brazil:
  Capitalization Bond PIK 8.00% April 15, 2014                              23,552      17,311      .14
Debt Conversion Bonds:
  6.6875% April 15,2012 (4)                                                 21,750      15,143      .12
  6.875% April 15, 2012 (4)                                                  1,500       1,044      .01
MYDFA Trust:
  6.5625% September 15, 2007
  (Acquired 10/2/96, cost: $13,346,000) (1) (4)                             15,355      12,361      .10
6.6875% September 15,2007                                                    4,290       3,454      .03
NMB Series L 6.625% April 15, 2009 (4)                                       4,600       3,513      .03
Series EI-L 6.625% April 15, 2006 (4)                                       17,848      14,680      .12
Multicanal Participacoes SA Class B 12.625% June  18, 2004                                          .00
MYDFA Trust 6.6875% September 15, 2007
  (acquired 10/2/96, cost: $13,797,000) (1) (4)                               5,000      5,000      .04
                                                                                   ---------- ----------
                                                                                         72506      .59
                                                                                   ---------- ----------

Bulgaria  - 0.18%
Republic of Bulgaria:
  Interested Arrears bond 6.5625% July28, 2011                               5,050        3623      .03
Front Loaded Interest Reduction Bond
  Series A 2.25% July28, 2012                                               28,525       19005      .15
                                                                                   ---------- ----------
                                                                                         22628      .18
                                                                                   ---------- ----------
Ecuador  - 0.03%
Republic of Ecuador Past Due Interest Bond 6.625%
  February 27, 2015 (4)                                                                             .03
                                                                                   ---------- ----------
                                                                                          3835      .03
                                                                                   ---------- ----------

India - 0.00%
Flex Industries Ltd. 13.50% December 31, 2004                            INR29,929         585      .00
                                                                                   ---------- ----------
                                                                                           585      .00
                                                                                   ---------- ----------

Indonesia - 0.21%

International Finance Co. 10.00% June 1, 2007                                  1950       1521      .01
Indah Kiat International Finance:
 10.00% July 1, 2007                                                           9375       6656      .06
  11.875% June 6, 2002                                                         4850       3880      .03
Pindo Deli finance:                                                                                 .00
  10.25% October 1, 2002                                                       4825       3390      .03
  10.75% October 1, 2007                                                      14290      10039      .08
                                                                                   ---------- ----------
                                                                                         25486      .21
                                                                                   ---------- ----------

Mexico  - 1.53%
Banco Nacional de Comercio Exterior, S.N.C.
  7.25% Februaary 2,2004                                              77,700   72,649     .59
Grupo Televisa, SA 0/13.25% May 15, 2008 (6)                           3,000    2,400     .02
Innova, S. de R.L. 12.875% Senior Notes due April 1, 2007              1,000    1,015     .01
Tubos de Acero de Mexico, SA 13.75% December 8, 1999
  (acquired 11/23/94, cost : $1,736,824)                               1,750    1,872     .01
United Mexican States Discount Bonds
  Series A unit 6.6938% December 31, 2019 (4)                          1,750    1,573     .01
  Series B 6.617% December 31, 2019(4)                                 1,000      899     .01
Series C 6.820% December 31, 2019 (4)                                  3,000    2,696     .02
Series D 6.6016% December 31, 2019 (4)                                 9,000    8,089     .06
United Mexican States Government
 8.625% March 12, 2008                                                11,000   10,684     .09
  9.75% February 6, 2001                                              17,250   18,130     .15
  9.875% January 15, 2007                                             24,000   25,020     .20
  11.375% September 15, 2016                                          15,930   17,802     .14
  11.50% May, 2026                                                    23,675   26,883     .22
                                                                             -------------------
                                                                              189,712    1.53
                                                                             -------------------


Panama  - 0.64%
Republic of Panama:
  8.875% September 30, 2007                                              500      473     .00
  Interest Reduction Bonds 3.75% July 17, 2014                                            .00
  (acquired 11/08/95, cost : $7,894,000) (10 (4)                      13,864   10,398     .08
 Past Due Interest Bond :
  6.5625% July 17, 2016                                               84,247   65,080     .53
  6.5625% July 17, 2016                                                                   .00
  (acquired 6/21/96, cost: $2,938,000) (1) (4)                         4,271    3,300     .03
                                                                             -------------------
                                                                               79,251     .64
                                                                             -------------------
Peru  - 0.35%
Front Loaded Interest Reduction Bond 3.25%
 3.25% March 7,2017 (acquired 8/5/96, cost : $6,404, 000) (1) (4)     10,900    6,153     .05
Past Due Interest Bonds:
  4.00% July 17, 2016                                                 47,750   29,725     .24
  4.00% July 17, 2016
 (acquired 3/7/97, cost: $14,761,000)(1)(4)                           22,235   13,841     .11
                                                                             -------------------
                                                                               49,719     .40
                                                                             -------------------

Philippines  - 0.33%
Republic of Philippines
Front Loaded Interest Reduction Bond Series B 5.00%
  June 1, 2008                                                        14,250   12,611     .10
  8.75% October 7, 2016                                               11,500   10,839     .09
  8.875% April 15, 2008                                               17,750   16,973     .14
                                                                             -------------------
                                                                               40,423     .33
                                                                             -------------------
Poland  - 0.15%
Republic of Poland Past Due Interest Bond 4.00%
October 27, 2014(4)                                                   17,000   15,334     .12
Poland Govt Bond PLN 14.0% 02-12-00                                 Pln12200      3235    .03
                                                                             -------------------
                                                                                 18569    .15
                                                                             -------------------


Russian Federation  - 0.05%
Russia 12.75% 06-24-28
  (acquired 6/18/98, cost: $896,000)                                     910      811     .01
Russia Principal Loan 6.625% due December 15,2020 (4)                 10,784    5,109     .04
                                                                             -------------------
                                                                                5,920     .05

Korea  - 0.03%
Korea Developmen Bank:
  6.5% November 15, 2002                                                 700      588     .01
  6.625% November 21, 2003                                             3,000    2,424     .02
  6.75% December 1, 2005                                                 200      161
  7.375% September 17, 2004                                              700      577     .00
                                                                             -------------------
                                                                                3,750     .03
                                                                             -------------------

Thailand  - 0.01%
Advance Agro PCL Senior Unsecured Notes 13.00%
  November 15, 2007 (acquired 11/19/97,
  cost: $1,127,000)                                                    1,250    1,244     .01
                                                                             -------------------
                                                                                1,244     .01
                                                                             -------------------
Venezuela  - 0.87%
Republic of Venezuela
Front Loaded Interest Reduction
Series A Eurobonds 6.625% March 31, 2007 (4)                          10,071    8,369     .07
Series B Eurobonds 6.625% March 31, 2007 (4)                           9,428    7,835     .06
Debt Conversion Bonds:
  6.8125%  December 18, 2007 (4)                                      73,738   61,409     .50
9.25% September 15, 2027                                              38,375   29,789     .24
                                                                             -------------------
                                                                              107,402     .87
                                                                             -------------------


                                                                             -------------------
TOTAL BONDS AND NOTES (cost: $ 875,461,000)                                   859,427    6.95
                                                                             -------------------

SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES  - 7.19%

ABN-AMRO North America Finance Inc. 5.55% due 8/5/98                  46,800   46,543     .38
American Express Credit Corp 5.57% due 8/21/98                        22,500   22,321     .18
Arco British Ltd. 5.56% due 7/17-8/24/98                              29,800   29,636     .24
Bayer Corp. 5.53% due 7/7-7/14/98                                     52,400   52,328     .42
Canada Bills 5.52%-5.53% due7/15-8/14/98                              65,000   64,627     .52
Commerzbank U.S. Finance Inc. 5.55% due 7/1/98                        26,300   26,296     .21
Daimler-Benz North American Corp.5.55% due 7/9-7/21/98                63,900   63,717     .52
Deutsche Bank Financial Inc.5.55%-5.56% due 7/6-7/23/98               44,665   44,599     .36
Diageo Capital PLC 5.54%-5.55% due 7/24-9/4/98                        58,000   57,560     .47
France Telecom, SA 5.56% due 7/24/98                                  25,605   25,511     .21
Glaxo Wellcome PLC 5.53%-5.54% due 7/16/98                            50,000   49,875     .41
Lloyds Bank PLC 5.54% due 7/6/98                                      30,000   29,973     .24
National Australia Funding(Delaware) Inc. 5.56% due 9/17/98           35,000   34,574     .28
Novartis Finance Corp. 5.53%-5.60% due 7/8-8/24/98                    45,000   44,755     .36
Reed Elsevier Inc. 5.56% due 9/9-9/11/98                              51,000   50,435     .41
Repsol International Finance Corp. 5.53% due 7/22-8/10/98             55,000   54,729     .44
Societe Generale NA Inc. 5.55%-5.58% due 7/7-8/18/98                  29,000   28,826     .23
Svenska Handelsbanken Inc. 5.54% due 7/14-8/11/98                     51,200   50,984     .41
Telstra Corp. Ltd. 5.58%-5.59% due 7/30-8/17/98                       40,000   39,773     .32
Toyota Motor Credit Corp. 5.56%-5.58% due 8/21-8/27/98                51,000   50,562     .41
Xerox Capital(Europe) PLC 5.57% due 8/13/98                           21,500   21,355     .17
                                                                             -------------------
                                                                              888,979    7.19
                                                                             -------------------

Federal Agency Discount Notes  - 0.51%

Fannie Mae 5.45% due 8/24/98                                          47,700   47,302     .38
Freddie Mac 5.48%-5.50% due 7/2/98                                    15,400   15,395     .13
5.59%-5.72% due 7/2/98
                                                                             -------------------
                                                                               62,697     .51
                                                                             -------------------
Certificates of Deposit  - 0.48%
Wsdeutch Landesbank Girozentrale 5.57% due 7/23/98                    30,000   30,000     .24
                                                                             -------------------

CORPORATE SHORT-TERM NOTES  - 0.00%
Wsdeutch Lndbk YK CD 5.70% 7/23/98                                    30,000   30,000     .24


Non-U.S. Government -Short Term Obligations  - 2.02%
Polish Government Treasury Bills due 12/9/98-3/17/98                 PLZ388,8  98,895     .80
Turkey Government Teasury Bills due 7/15-11/4/98                    TRL45,092 150,321    1.22
                                                                             -------------------
                                                                              249,216    2.02
                                                                             -------------------

Non-U.S. Currency  - 0.07%
Chilean Peso                                                        CHP175,04     374     .00
Taiwanese Dollar                                                    NT$288,40   8,396     .07
                                                                             -------------------
                                                                                8,770     .07
                                                                             -------------------


TOTAL SHORT-TERM SECURITIES (cost:$1,282,630,000)                            1,239,662  10.03
                                                                             -------------------
TOTAL INVESTMENT SECURITIES (cost: $13,083,356,000)                          12,338,33  99.79

Net unrealized appreciation on foreign currency contracts (7)                  (3,795)   (.03)
Excess of cash and receivables over liabilities (6)
(excludes open foreign currency contracts)                                     29,776     .24
                                                                             -------------------
NET ASSETS                                                                   12,364,31 100.00
                                                                             ===================



NET ASSETS including Forward Contracts

  1. Purchased in a private placement transaction: resale to the public may require registration, and no right to demand registration under U.S. law exists. As of June 30, 1998, the total market public may require value and cost of such securities was
      $545,554,000 and $453,196,000, respectively, and the market value represented 4.41% of net assets. Such securities, excluding certain convertible bonds and American Depositary Receipts, are valued at fair value.
  2. Non- income-producing securities.
  3. The fund owns 5% or more or the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.
   4. Coupon rate may change periodically.
   5. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
   6. Represents a zero coupon bond which will convert to a coupon-bearing security at a later date.
  7. Included in the excess of cash and receivables over liabilities is the net receivable related to open foreign currency contracts. As of
       June 30, 1998, the net receivable consists of the following:

                                          Contract          U.S. Valuation
                                            Amount           at 6/30/98

                                          Non-U.S.     U.S.      Amount

Sales:                                                                   Unrealized
                                                                        Appreciation
                                                                        (Depreciation)


Brazilian real expiring
9/15/98 -10/27/98                       BRL1,288,873$1,044,67 $1,079,420    ($34,747)

British Pounds expiring 3/17/99           Gbp4,906 $  7,920    $  8,091       ($171)

French francs expiring 3/17/99           FRF24,753    4,131       4,133      ($12)

German deutschemarks expiring 3/17/99    DEM51,050    28,570    28,652        ($82)

Malaysian Ringgits expiring 5/12/99    MYR 169,253   38,909    36,512        2,397

Mexican Pesos expiring 10/13/98         MXN793,585    86,854    83,854       3,000

South African Rands expiring
1/12/99-6/Z2/99                         AR1,506,514   278,290    236,722    41,568

Swiss Francs expiring 3/17/99             CHF6,225    4,400      4,201          199

Taiwan dollars expiring 8/31/98        TWD2,379,478    69,191     56,638       553

Venezuelan Bolivars expiring 1/13/99   VEB 11,325,315  17,949     14,470       3,479

                                                                             16,184

Purchase:

Indonesian rupiah expiring 10/7/98 -
2/9/99                                IDR337,913,840    38,630    18,651   ($19,979)

Foreign currency contracts - net                                            ($3,795)




CHP - Chilean Peso
DEM- German Deutsche Mark
INR - Indian Rupee
MXN -Mexican Peso
MYR - Malaysian Dollar
NT$ - New Taiwanese Dollar
PHP - Philippine Peso
PLZ - Polish Zloty
R$ - Brazilian Real
ZAR - South African Rand
R$ - Brazilian Real

See Notes to Financial Statements

EQUITY SECURITIES ADDED TO THE
PORTFOLIO SINCE DECEMBER 31,1997
--------------------------------
Aneka Tambang
APP Finance (VI) Mauritius
Argosy Mining
@ Entertainment
Billiton
CEN Geradoras
Compal Electronics
Eletricidade do Estado do Rio de Janeiro - CERJ
Empresa Paulista de Transmisao de Energia
 Eletrica - EPTE
Ergobank
EXBUD
Gener
Glencar Mining
KGHM Polska Mied'z
Laboratorio Chile
Legend Holdings
Lite-On Technology
Malaysian Pacific Industries
MATAV, Hungarian Telecommunications
Mirae
Niko Resources
PPB Oil Palms
PTT Exploration and Production
Qingling Motors
Semen Gresik
Star Cruises
Telecomunicacoes de Sao Paulo - Telesp Celular
Turkiye Garanti Bankasi

EQUITY SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE DECEMBER 31, 1997
-------------------------------------
Abacan Resource
Acer
Alphatec Electronics
Arab-Malaysian Finance
Ayudhya Jardine CMG Life Assurance
Banco Bansud
Bangkok Insurance
Beijing Datang Power Generation
Chilgener
China North Industries Investment
COFAP - Companhia Fabricadora de Pecas
Compania de Cemento Argos
Daegu Bank
Foodcorp
Gez Investments Holding
Hanil Bank
Harbin Power Equipment
Housing & Commercial Bank
Hyundai Electronics
K.R. Precision
LG Chemical
LG Industrial Systems
Lojas Arapua
Malayan Banking
MBf Capital
Mosel Vitelic
Nakhornthai Integrated Steels
Nedcor
New Straits Times Press (Malaysia)
PT Panin Bank
PT Panin Indonesia
Philippine Commercial International Bank
Renong
Resorts World
PT Semen Cibinong
Shanghai Diesel Engine
Sigma Alimentos
PT Sorini
Tanjong
PT Tigaraksa Satria
U-Ming Marine Transport
United Microelectronics
Zhenhai Refining & Chemical

Emerging Markets Growth Fund, Inc.

Financial Statements



Statement of Assets and Liabilities

at June 30, 1998 (dollars in thousands)



Assets:

   Investment securities at market (cost                                   $12,338,334
      $13,083,356)

   Cash                                                                    3,607

   Receivables for -

      Sales of investments                                $29,404

      Sales of fund's shares                              20,741

      Dividends and accrued interest                      70,208           120,353



                                                                           12,462,294



Liabilities:

   Non-U.S. taxes payable                                                  3,649

   Payables for -

      Purchases of investments                            42,290

      Unfunded capital commitments                        39,567

      Open forward currency contracts                     3,795

      Management services                                 6,422

      Accrued expenses                                    2,256            94,330



                                                                           97,979

Net Assets at June 30, 1998 -

   Equivalent to $46.05 per share on

   268,494,501 shares of $0.01 par value

   capital stock outstanding (authorized

   capital stock -- 400,000,000 shares)                                    $12,364,315



Emerging Markets Growth Fund, Inc.



Statement of Operations

For the Year Ended June 30, 1998

(dollars in thousands)



Investment Income:

   Income:

      Dividends                                           $211,314

      Interest                                            247,577          $458,891



   Expenses:

      Management services fee                             84,252

      Custodian fee                                       14,513

      Registration statement and prospectus               1,247

      Auditing and legal fees                             414

      Reports to shareholders                             41

      Taxes other than federal

         income tax                                       235

      Other expenses                                      2,793            103,495



   Income before non-U.S. taxes                                            355,396

   Non-U.S. taxes                                                          (4,677)



   Net investment income                                                   350,719



REALIZED LOSS AND UNREALIZED

   DEPRECIATION ON INVESTMENTS:

   Realized loss before non-U.S. taxes                    (43,286)

   Non-U.S. taxes                                         (2,504)



      Net realized loss                                                    (45,790)



   Net change in unrealized depreciation on

      investments                                         (4,655,464)

   Net change in unrealized depreciation

      on open forward currency contracts                  (3,342)



         Net unrealized depreciation                      (4,658,806)

         Non-U.S. taxes                                   14,837           (4,643,969)



      Net realized loss and unrealized

         depreciation on investments                                       (4,689,759)



NET DECREASE IN NET ASSETS RESULTING

   FROM OPERATIONS                                                         $(4,339,040)





Emerging Markets Growth Fund, Inc.



STATEMENT OF CHANGES IN NET ASSETS

(DOLLARS IN THOUSANDS)



                                                             Year Ended June 30

                                                              1998            1997

                                                          ------------     -----------

OPERATIONS:

   Net investment income                                  $350,719         $276,260

   Net realized gain (loss) on investments                (45,790)         480,316

   Net unrealized appreciation

      (depreciation) on investments                       (4,643,969)      2,179,832



      Net increase (decrease) in net assets

         resulting from operations                        (4,339,040)      2,936,408



DIVIDENDS AND DISTRIBUTIONS PAID

   TO SHAREHOLDERS:

   Dividends from net

      investment income                                   (545,105)        (304,645)

   Distributions from net realized

      gain on investments                                 (722,874)        (160,065)



      Total dividends and

         distributions                                    (1,267,979)      (464,710)



CAPITAL SHARE TRANSACTIONS:

   Proceeds from shares sold:

   52,680,219 and 37,177,633 shares,respectively          3,164,945        2,214,203

   Proceeds from shares issued in

      reinvestment of net investment

      income dividends and

      distributions of net realized

      gain on investments:

      24,142,868 and 7,713,936 shares,

      respectively                                        1,222,745        447,083



      Net increase in net assets

         resulting from capital share

         transactions                                     4,387,690        2,661,286



Total Increase (Decrease) in Net Assets                   (1,219,329)      5,132,984



Net Assets:

   Beginning of period                                    13,583,644       8,450,660



   End of period (including

      excess distributions over

      net investment income: $270,619

      and $39,274, respectively)                          $12,364,315      $13,583,644


EMERGING MARKETS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

1. Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board.

As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund purchased forward currency contracts to hedge the foreign exchange exposure in certain securities held by the fund which are pegged to or denominated in various non-U.S. currencies. The forward currency contracts protect the fund against movements in these currencies against the U.S. dollar. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

Dividend income, and interest income, net realized gain and net unrealized gain of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. Interest income derived in Turkey is subject to non-U.S. tax at a rate of 13.2%. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. Net realized gain and net unrealized gain of the fund derived in Venezuela are subject to certain non-U.S. taxes at rates between 15% and 34%. The fund provides for such non-U.S. taxes on investment income, net realized gain, and net unrealized gain.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of June 30, 1998, net unrealized depreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $768,688,000, of which $2,190,583,000 related to appreciated securities and $2,959,271,000 related to depreciated securities. During the year ended June 30, 1998, the fund realized, on a tax basis, a net capital gain of $370,514,000 on securities transactions. Net gains related to non-U.S. currency transactions of $164,264,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $13,449,588,000 at June 30, 1998.

4. The fee of $84,252,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of June 30, 1998, accumulated undistributed net realized loss on investments was $370,531,000 and additional paid-in capital was $13,752,774,000. The fund reclassified $36,959,000 from undistributed net investment income to additional paid-in capital and $47,862,000 from additional paid-in capital to undistributed net realized gain for the year ended June 30, 1998.

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,947,960,000 and $2,870,087,000, respectively, during the year ended June 30, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $14,513,000 includes $305,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended June 30, 1998, such non-U.S. taxes were $14,861,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and purchases and sales of non-U.S. equity securities and bonds, on a book basis, were $34,591,000 for the year ended June 30, 1998.

Emerging Markets Growth Fund, Inc.
Financial Statements

PER-SHARE DATA AND RATIOS

                                                               Year       Ended        June           30

                                                                1998        1997       1996         1995        1994

Net Asset Value, Beginning of Period                     $     70.87 $     57.57 $     52.36 $     58.75 $     44.95

Income (Loss) from Investment
Operations:
Net investment income                                          1.56        1.61        1.30        0.87        0.53
Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                                     (20.69)       14.51        6.49      (0.79)      15.29
Non-U.S. taxes                                                            (0.01)      (0.01)      (0.03)      (0.39)
Total income (loss) from
   investment operations                                     (19.08)       16.11        7.78        .05        15.43

Less Distributions:
Dividends from net
   investment income                                          (2.36)      (1.79)      (1.30)      (0.63)      (0.49)
Distributions from net
   realized gains                                             (3.38)      (1.02)      (1.27)      (5.81)      (1.14)

Total distributions                                           (5.74)      (2.81)      (2.57)      (6.44)      (1.63)

Net Asset Value, End of Period                                $46.05      $70.87      $57.57      $52.36      $58.75

Total Return                                               (27.56)%      29.17%      15.49%     (1.22)%      34.33%

Ratios/Supplemental Data:
Net assets, end of period
   (in millions)                                            $12,364     $13,584      $8,451      $5,572      $4,170
Ratio of expenses to average
   net assets                                                   .76%        .78%      .84%          .91%     1.00%
Ratio of expenses and non-U.S.
   taxes to average net assets                                  .80%        .78%      .85%          .94%     1.04%
Ratio of net income to average
   net assets                                                  2.58%       2.74%      2.54%        1.70%      .91%
Average commissions paid
   per share*                                                  .06c        .13c        .10c        .02c        .01c
Portfolio turnover rate                                       23.41%      23.75%     17.78%       23.75%      18.13%

*Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions are excluded. Generally, non-U.S. commissions are lower than U.S.
commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Emerging Markets Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the "Fund") at June 30, 1998, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers, LLP
Los Angeles, California
August 14, 1998


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                Dividends and Distributions per Share

To               Payment        From Net           From Net Realized Short-      From Net Realized
Shareholders     Date           Investment         term Gains                    Long-term Gains
of Record                       Income

12/12/97         12/15/97       $1.54              $0.81                         $2.57*

06/19/98         06/22/98       $0.82              ----                          ----


*Includes $1.32 long-term capital gains taxed at a rate of 28%.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended June 30, 1998 is $0.07494 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.21% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.